SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A6

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 31, 2000

                         GRANITE BAY TECHNOLOGIES, INC.
              ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Oregon                     0-27002                  93-1011046
 --------------------------------  ---------------------    --------------------
 (State or other jurisdiction of   (Commission File No.)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                           599 Menlo Drive, Suite 200
                            Rocklin, California 95765
                                 (916) 315-2021
          -------------------------------------------------------------
          (Address and telephone number of principal executive offices)


Item 2. Acquisition of Disposition of Assets

On February 1, 2000, the Company filed a Current Report on Form 8-K disclosing its acquisition of International DisplayWorks, Inc., a Delaware corporation ("IDW") effected on January 31, 2000, and the Company's loan to IDW to finance the acquisition of MULCD Microelectronics Company Ltd. and IDW Shenzhen Technology Development Company Ltd., two companies organized under the laws of the Peoples Republic of China (collectively the "PRC Companies"). The definitive documents for the acquisition of the PRC Companies were executed and effective on February 1, 2000.

At the time of the Current Report, and as amended on four prior occasions on Form 8-K/As, filed on February 16, 2000, February 24, 2000, and March 31, 2000, and April 17, 2001 the Company noted that it was unable to file the audited financial statements of the PRC Companies due to additional time required by the auditors to complete its audit of the PRC Companies' books and accounts. The Company received and filed those audited financial statements on July 20, 2000, and made the final accounting and payment through the Judicial Management process on April 11, 2001. Incident to the final accounting and reconciliation, as described in the footnotes to the financial statements filed herewith, the PRC Companies entered into certain Deeds of Novation and Mutual Releases with their former parent company Vikay Industrial Limited (VIL), whereby the inter-company receivables and payables between VIL and the PRC Companies were eliminated.

To reflect the effect of the Deeds of Novation and Mutual Releases, and the final accounting for the acquisition, the Company prepared and is filing herewith revised audited financial statements giving effect to the Novation Agreements and reflecting the acquisition accounting, as contemplated by the original purchase agreement, and removing the limitations stated in the previously filed audit report.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          (1) Financial statements of MULCD Microelectronics (Shenzhen) Co. Ltd. for the years ended December 31, 1997, 1998, and 1999 are attached hereto as pages F-1 to F-37.

          (2) Financial statements of Vikay Science & Technology Development (Shenzhen) Co. Ltd. for the years ended December 31, 1997, 1998, and 1999 are attached hereto as pages F-38 to F-85.

     (b)  PRO FORMA FINANCIAL INFORMATION

          (1) Unaudited pro forma condensed consolidated financial information is attached hereto as pages F-86 - F-91.

     (c)  EXHIBITS

Exhibit No.    Exhibit Description
------------   -----------------------------------------------------------------

    1. Placement Agent Agreement dated January 13, 2000 between the Company and CBS (Incorporated by reference to Form 8-K/A filed February 15, 2000).

   99.13       Securities Purchase Agreement, effective as of January 31, 2000,
               among Morrow   Snowboards, Inc. and the Sellers (Incorporated by
               reference to Form 8-K/A1 filed February 16, 2000).

   99.14 Sale and Purchase Agreement [February 1, 2000] among Vikay Industrial Ltd., Vikay Industrial (Hong Kong) Ltd. and nternational DisplayWorks, Inc. (Incorporated by reference to Form 8-K/A2 filed February 16, 2000).

   99.15 Supplemental Deed and Charge, dated [February 1, 2000] between International DisplayWorks (Hong Kong) Ltd. and International DisplayWorks, Inc., as Chargors, and Vikay Industrial Ltd. (in Judicial Management) and Vikay Industrial (Hong Kong) Ltd., as Chargees (Incorporated by reference to Form 8-K/A2 filed February 16, 2000).

                                           SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 2, 2001                       GRANITE BAY TECHNOLOGIES, INC.
                                          a California Corporation


                                      /s/ P. BLAIR MULLIN
                                          -------------------------------------
                                          P. Blair Mullin, President and C.F.O.
                                          (Principal Executive Officer and
                                          Principal Financial and Principal
                                          Accounting Officer)

                          Audited Financial Statements


                  MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.
      (Registered in the People's Republic of China with limited liability)

           7 December 1995 (date of registration) to 31 December 1997








                                  ERNST & YOUNG

                                    HONG KONG

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

CONTENTS


                                                                        Pages

REPORT OF THE AUDITORS                                                   F-3

AUDITED FINANCIAL STATEMENTS

    Profit and loss account                                              F-4
    Balance sheet                                                        F-5
    Notes to financial statements                                  F-6 - F-11

REPORT OF THE AUDITORS


To the directors
MULCD Micro Electronics (Shenzhen) Co., Ltd.
(Registered in the People's Republic of China with limited liability)


We have audited the non-statutory financial statements on pages 2 to 9 which have been prepared in accordance with the basis of presentation as set out in note 1 to the financial statements.

Respective responsibilities of directors and auditors
The Company's directors are responsible to prepare financial statements which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion
We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants. An audit includes an examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Opinion
In our opinion the financial statements give a true and fair view of the state of affairs of the Company as at 31 December 1997 and of its loss for the period from 7 December 1995 (date of registration) to 31 December 1997 and have been properly prepared in accordance with the basis of presentation as set out in note 1 to the financial statements.

We draw attention to Note 11(c) to the financial statements which describes a post balance sheet date event leading to a change in our audit opinion to the financial statements previously issued on 13 April 1999.


Hong Kong
19 April 2001

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

PROFIT AND LOSS ACCOUNT

31 December 1997
                                                                    7 December
                                                                    1995 (date
                                                                of registration)
                                                                  to 31 December
                                                                       1997
                                                       Notes            US$


TURNOVER                                                 4           2,055,532
                                                                ===============

OPERATING LOSS BEFORE EXCEPTIONAL ITEM                   5          (1,608,347)

Exceptional item                                         6          (2,582,857)
                                                                ---------------
OPERATING LOSS BEFORE TAXATION                                      (4,191,204)

Taxation                                                 7                   -
                                                                ---------------
NET LOSS FOR THE PERIOD AND ACCUMULATED LOSS
    AT END OF PERIOD                                                (4,191,204)
                                                                ===============

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

BALANCE SHEET

31 December 1997


                                                             Notes                1997
                                                                                   US$

FIXED ASSETS                                                    8               10,003,864

CURRENT ASSETS
Inventories                                                     9                  660,616
                                                                               -----------
CURRENT LIABILITIES
Due to Vikay Industrial Limited and its subsidiaries            3               11,893,064
Accounts payable and accrued liabilities                                           153,639
                                                                               -----------
                                                                                12,046,703
                                                                               -----------
NET CURRENT LIABILITIES                                                        (11,386,087)
                                                                               -----------
                                                                                (1,382,223)
                                                                               ===========
DEFICIENCY IN ASSETS
Paid-up capital                                                10                2,808,981
Accumulated loss                                                                (4,191,204)
                                                                               -----------
                                                                                (1,382,223)
                                                                               ===========

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997


1.   BASIS OF PRESENTATION

     These non-statutory financial statements have been prepared in accordance with Hong Kong Statements of Standard Accounting Practice, accounting principles generally accepted in Hong Kong and the disclosure requirements of the Hong Kong Companies Ordinance. They have been prepared under the historical cost convention.

     According to Interpretation 9 "Accounting for Pre-operating Costs" issued by the Hong Kong Society of Accountants, deferred expenses are written off to the profit and loss account in the period in which they are incurred. These non-statutory financial statements have adopted Interpretation 9 effective on 31 December 1996.

     During the period, the Company was a wholly-owned subsidiary of Vikay Industrial (Hong Kong) Limited, a company incorporated in Hong Kong. Vikay Industrial Limited ("VIL"), a company incorporated in Singapore and listed on the Stock Exchange of Singapore Dealing and Automated Quotation System, was the Company's ultimate holding company.

     In February 2000, the Company was acquired by International DisplayWorks (Hong Kong) Limited. Granite Bay Technologies, Inc., a company incorporated in the United States and listed on the NASDAQ, is considered by the directors to be the Company's ultimate holding company.

     A reconciliation of the profit and loss account and certain balance sheet items between these non-statutory financial statements and the financial statements if prepared in accordance with accounting principles generally accepted in the United States of America has been set out in note 12 to the financial statements.


2.   DETAILS OF FORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Details of formation
     The Company was formed under the Laws of the People's Republic of China as a wholly-owned foreign enterprise on 7 December 1995. The tenure of the Company is for a period of fifteen years and can be extended by the board of directors with the approval of the relevant authorities.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997


2.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continud)

     Fixed assets and depreciation
     Fixed assets are stated at cost less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the assets to its working condition and location for its intended use. Expenditures incured after the fixed assets have been put into operation, such as repairs and maintenance, is normally charged to the profit and loss account in the period in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the fixed asset, the expenditure is capitalised as an additional cost of the fixed asset.

     Depreciation is calculated on the straight-line basis to write off the cost of each asset (less estimated residual value of 10% of cost) over its estimated useful life. The useful lives used for this purpose are as follows:

         Leasehold improvement                                     5 years
         Furniture, fittings and office equipments            5 - 10 years
         Plant and machinery                                  5 - 10 years

     The gain or loss on disposal or retirement of a fixed asset recognised in the profit and loss account is the difference between the sale proceeds and the carrying amount of the relevant asset.

     Revenue
     Revenue is recognised when it is probable that the economic benefits will flow to the Company and when the revenue can be measured reliably. Revenue arising from the sale of goods are recognised when the significant risks and rewards of ownership have been transferred to the buyers.

     Inventories
     Inventories are stated at the lower of cost and net realisable value. Cost is determined on the first-in, first-out basis and, in the case of work-in-progress and finished goods, comprises direct materials, direct labour and an appropriate proportion of overheads. Net realisable value is based on estimated selling prices less any estimated costs to be incurred to completion and disposal.

     Foreign currency transactions
     The Company's financial records are maintained in Renminbi ("RMB") and the financial statements are stated in United States dollars.

     Foreign currency transactions are recorded at the applicable rates of exchange ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange ruling at that date. Exchange differences are dealt with in the profit and loss account.

     In the translation of the non-statutory financial statements to United States dollars, all assets and liabilities, except the equity accounts, are translated to United States dollars at the applicable rates of exchange ruling at the balance sheet date. The owner's equity is translated at historical rates. All exchange differences arising on translation are recorded in the exchange fluctuation reserve which is shown as a component of the equity accounts.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997


3.   RELATED PARTY TRANSACTIONS

     A portion of the Company's business during the period is represented by transactions to which other members of the VIL group are parties and these financial statements reflect the effect of these transactions which are conducted on bases determined within the group.

     Balances with VIL and its subsidiaries are unsecured, interest-free and have no fixed term of repayment.


4.   TURNOVER

     Turnover represents the invoiced value of goods sold, net of discounts and returns.


5.   OPERATING LOSS BEFORE EXCEPTIONAL ITEM

     Operating loss before exceptional item is arrived at after charging:

                                                                    1997
                                                                     US$
         Directors' remuneration:
             Fees                                                        -
             Other emoluments                                            -
         Depreciation                                              435,842
         Operating lease rentals on land and buildings              37,440
                                                                  ========
6.   EXCEPTIONAL ITEM

     Exceptional item represents production expenses incurred during the initial set-up stage.


7.   TAXATION

     No provision for profits tax has been made as the Company has no assessable income in any relevant jurisdiction.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997


8.       FIXED ASSETS

                                                                 Furniture,
                                                                  fittings
                                               Leasehold         and office           Plant and
                                              improvement        equipments           machinery              Total
                                                   US$              US$                  US$                  US$

Cost:
    Additions during the period
       and at 31 December 1997                   816,598             366,166           9,256,942          10,439,706

Accumulated depreciation:
    Provided during the period
       and at 31 December 1997                    61,245              27,462             347,135             435,842
                                              ----------          ----------          ----------          ----------
Net book value:
    31 December 1997                             755,353             338,704           8,909,807          10,003,864


9.   INVENTORIES                                                                                             1997
                                                                                                              US$

         Raw materials                                                                                      377,622
         Work in progress                                                                                   186,070
         Finished goods                                                                                      96,924
                                                                                                           --------

                                                                                                            660,616
                                                                                                           ========


10.      PAID-UP CAPITAL
                                                                                                             1997
                                                                                                              US$

         Registered capital                                                                               6,000,000
                                                                                                          =========
         Paid-up capital                                                                                  2,808,981
                                                                                                          =========

     At 31 December  1997,  the paid-up  capital is validated by a PRC Certified
     Public Accountant.



MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997


11.  POST BALANCE SHEET DATE EVENTS

     (a) Subsequent to the balance sheet date, on 20 July 1998, the Company's paid-up capital was increased to US$6,000,000 and was validated by a PRC Certified Public Accountant. On 9 November 1999, the registered and paid-up capital was increased to US$8,100,000.

     (b) Subsequent to the balance sheet date, on 1 February 2000, the Company was acquired by International DisplayWorks (Hong Kong) Limited. Granite Bay Technologies, Inc., a company incorporated in the United States and listed on the NASDAQ, is considered by the directors to be the Company's ultimate holding company.

     (c) Subsequent to the balance sheet date, on 12 April 2001, a Deed of Novation and Mutual Release ("the Deed") has been entered into between VIL and its subsidiaries as one party and International DisplayWorks (Hong Kong) Limited and two of its fellow subsidiaries as another party. Pursuant to the Deed, all balances with VIL and its subsidiaries as recorded in the Company's books and records as at 31 July 1999 have been transferred to Glamorous Fortune Inc., the Company's fellow subsidiary. Glamorous Fortune Inc. has agreed not to demand for repayment of the payable balance until the Company has adequate financial resources to pay its liabilities as and when they fall due.


12.  US GAAP RECONCILIATION

     The Company's non-statutory financial statements are prepared in accordance with accounting principles generally accepted in Hong Kong ("HK GAAP"), which differ in certain significant respects from accounting principles generally accepted in United States of America ("US GAAP"). The difference related principally to the following item and the estimated effect of the adjustment is set out below.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1997


12.  US GAAP RECONCILIATION (continued)

     Income taxes

     A reconciliation of income taxes computed at the PRC income tax rate of 15% to the effective income tax provision recorded is as follows:


                                                                                                     1997
                                                                                                      US$

         Income tax benefit computed at the PRC income tax rate                                    (628,681)
         Non-deductible items                                                                       387,429
         Valuation allowance                                                                        241,252
                                                                                                   ---------
         Effect to the reported net loss for the period                                                   -
                                                                                                   =========
     Significant  components of the Company's deferred tax assets consist of the following:
                                                                                                     1997
                                                                                                      US$

         Net operating loss carried forward                                                         241,252
         Valuation allowance                                                                       (241,252)
                                                                                                   ---------
         Net deferred taxes                                                                               -
                                                                                                   =========

     Due to the Company's history of losses, the directors of the Company do not believe that there are sufficient objective and positive evidence to conclude that the recoverability of its net deferred tax assets is more likely than not. Consequently, valuation allowances covering 100% of its net deferred tax assets were provided for at their respective balance sheet dates.


13.  APPROVAL OF THE FINANCIAL STATEMENTS

     These non-statutory financial statements were approved by the board of directors on 19 April 2001.

                          Audited Financial Statements


                  MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.
      (Registered in the People's Republic of China with limited liability)

                                31 December 1998










                                  ERNST & YOUNG

                                    HONG KONG

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

CONTENTS


                                                                     Pages


REPORT OF THE AUDITORS                                               F-14

AUDITED FINANCIAL STATEMENTS

    Profit and loss account                                          F-15

    Balance sheet                                                    F-16

    Notes to financial statements                             F-17 - F-23

REPORT OF THE AUDITORS


To the directors
MULCD Micro Electronics (Shenzhen) Co., Ltd.
(Registered in the People's Republic of China with limited liability)


We have audited the non-statutory financial statements on pages 2 to 10 which have been prepared in accordance with the basis of presentation as set out in note 3 to the financial statements.

Respective responsibilities of directors and auditors
The Company's directors are responsible for the preparation of financial statements which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion
We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants. An audit includes an examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Opinion
In our opinion the non-statutory financial statements give a true and fair view of the state of affairs of the Company as at 31 December 1998 and of its loss for the year then ended and have been properly prepared in accordance with the basis of presentation as set out in note 3 to the financial statements.

We draw attention to 14(c) to the financial statements which describes a post balance sheet date event leading to a change in our audit opinion to the financial statements previously issued on 31 May 2000.





Hong Kong
19 April 2001

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

PROFIT AND LOSS ACCOUNT

Year ended 31 December 1998

                                                                                                        Period from
                                                                                                        7 December
                                                                                                        1995 (date
                                                                                     Year ended       of registration)
                                                                                    31 December       to 31 December
                                                                    Notes              1998                 1997
                                                                                        US$                  US$


TURNOVER                                                              6             9,277,146             2,055,532
Cost of sales                                                                      (9,440,952)           (3,004,345)
                                                                                   -----------           -----------
Gross loss                                                                          (163,806)             (948,813)

Administrative expenses                                                            (1,406,715)             (659,534)
Other operating expenses                                                                   --            (2,582,857)
                                                                                   -----------           -----------

OPERATING LOSS BEFORE TAX                                             7            (1,570,521)           (4,191,204)

Tax                                                                   8                    --                    --
                                                                                   -----------           -----------

NET LOSS FOR THE YEAR/PERIOD                                                       (1,570,521)           (4,191,204)

Accumulated loss at beginning of year/period                                       (4,191,204)                   --
                                                                                   -----------           -----------

ACCUMULATED LOSSES AT END OF YEAR/PERIOD                                           (5,761,725)           (4,191,204)
                                                                                   ===========           ===========




Other than the net loss for the year, the Company had no recognised gains or losses. Accordingly, a statement of recognised gains and losses is not presented in the financial statements.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

BALANCE SHEET

31 December 1998



                                                                         Notes              1998                1997
                                                                                             US$                 US$

NON-CURRENT ASSETS
Fixed assets                                                               9            9,722,551           10,003,864

CURRENT ASSETS
Due from Vikay Industrial Limited and its subsidiaries                                  3,819,985                   --
Inventories                                                               10              590,818              660,616
Deposits and other receivables                                                             57,035                   --
                                                                                      ------------         ------------
                                                                                        4,467,838              660,616
                                                                                      ------------         ------------
CURRENT LIABILITIES
Due to Vikay Industrial Limited and its subsidiaries                       5           12,960,265           11,893,064
Accounts payable and accrued liabilities                                                  991,849              153,639
                                                                                      ------------         ------------
                                                                                       13,952,114           12,046,703
                                                                                      ------------         ------------
NET CURRENT LIABILITIES                                                                (9,484,276)         (11,386,087)
                                                                                      ------------         ------------
                                                                                          238,275           (1,382,223)
                                                                                      ============         ============
SHAREHOLDERS' EQUITY/(DEFICIENCY IN ASSETS)
Paid-up capital                                                           11            6,000,000            2,808,981
Accumulated losses                                                                     (5,761,725)          (4,191,204)
                                                                                      ------------         ------------
                                                                                          238,275           (1,382,223)
                                                                                      ============         ============


MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


1.   CORPORATE INFORMATION

     The registered office of MULCD Micro Electronics (Shenzhen) Co., Ltd. is located at 102 Li Jia Road, Heng Gang, Long Gang Zone, Shenzhen, China. During the year, the Company was engaged in the manufacturing and trading of electronic components.

     During the year, the Company was a wholly-owned subsidiary of Vikay Industrial (Hong Kong) Limited, a company incorporated in Hong Kong. Vikay Industrial Limited ("VIL"), a company incorporated in Singapore and listed on the Stock Exchange of Singapore Dealing and Automated Quotation System, was the Company's ultimate holding company.

     In February 2000, the Company was acquired by International DisplayWorks (Hong Kong) Limited. Granite Bay Technologies, Inc., a company incorporated in the United States and listed on the NASDAQ, is considered by the directors to be the Company's ultimate holding company.


2.   IMPACT OF A NEW STATEMENT OF STANDARD ACCOUNTING PRACTICE ("SSAP")

     SSAP 1 "Presentation of Financial Statements" has been adopted for the first time in the preparation of the current year's financial statements, together with a summary of its major effect.

     SSAP 1 prescribes the basis for the presentation of financial statements and sets out guidelines for their structure and minimum requirements for the content therein. The formats of the profit and loss account and the balance sheet, as set out on pages 2 and 3 respectively, have been revised in accordance with the SSAP. Additional disclosures as required are included in the supporting notes to the financial statements.


3.   BASIS OF PRESENTATION

     These non-statutory financial statements have been prepared in accordance with Hong Kong Statements of Standard Accounting Practice, accounting principles generally accepted in Hong Kong and the disclosure requirements of the Hong Kong Companies Ordinance. They have been prepared under the historical cost convention.

     A reconciliation of the profit and loss account and certain balance sheet items between these non-statutory financial statements and the financial statements if prepared in accordance with accounting principles generally accepted in the United States of America has been set out in note 13 to the financial statements.

     All cash transactions of the Company were made by a VIL group company on the Company's behalf and no cash flow statement was prepared accordingly.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


4.   DETAILS OF FORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Details of formation
     The Company was formed under the Laws of the People's Republic of China as a wholly-owned foreign enterprise on 7 December 1995. The tenure of the Company is for a period of fifteen years and can be extended by the board of directors with the approval of the relevant authorities.

     Fixed assets and depreciation
     Fixed assets are stated at cost less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Expenditure incurred after fixed assets have been put into operation, such as repairs and maintenance, is normally charged to the profit and loss account in the period in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the fixed asset, the expenditure is capitalised as an additional cost of that asset.

     Depreciation is calculated on the straight-line basis to write off the cost of each asset (less an estimated residual value of 10% of cost) over its estimated useful life. The useful lives used for this purpose are as follows:

         Leasehold improvements                                        5 years
         Furniture, fittings and office equipment                   5-10 years
         Plant and machinery                                        5-10 years

     The gain or loss on disposal or retirement of a fixed asset recognised in the profit and loss account is the difference between the net sales proceeds and the carrying amount of the relevant asset.

     Revenue recognition
     Revenue is recognised when it is probable that the economic benefits will flow to the Company and when the revenue can be measured reliably. Revenue arising from the sale of goods is recognised when the significant risks and rewards of ownership have been transferred to the buyers.

     Inventories
     Inventories are stated at the lower of cost and net realisable value. Cost is determined on the weighted average basis, which approximates the first-in, first-out basis, and, in the case of work-in-progress and finished goods, comprises direct materials, direct labour and an appropriate proportion of overheads. Net realisable value is based on estimated selling prices less any estimated costs to be incurred to completion and disposal.

     Foreign currency transactions
     The Company's financial records are maintained in Renminbi ("RMB") and the financial statements are stated in United States dollars.

     Foreign currency transactions are recorded at the applicable rates of exchange ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange ruling at that date. Exchange differences are dealt with in the profit and loss account.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


4.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)

     Foreign currency transactions (continued)

     In the translation of the non-statutory financial statements into United States dollars, all assets and liabilities, except the equity accounts, are translated into United States dollars at the applicable rates of exchange ruling at the balance sheet date. The owner's equity is translated at historical rates. All exchange differences arising on translation, if any, are recorded in the exchange fluctuation reserve which is shown as a component of the equity accounts.

     Related parties
     Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party, or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence. Related parties may be individuals or corporate entities.


5.   RELATED PARTY TRANSACTIONS

     A portion of the Company's business during the year is represented by transactions to which other members of the VIL group are parties and these financial statements reflect the effect of these transactions which are conducted on bases determined within the group.

     The significant transactions during the year are summarised below:


                                                                        Notes               1998                 1997
                                                                                             US$                  US$

         Sales to VIL group companies                                    (i)              9,277,146            2,055,532
         Management fee paid to a VIL group company                     (ii)                449,888              105,216
         Purchases of fixed assets from a VIL group company             (iii)             1,101,751              834,527
                                                                                          =========            =========

     Notes:
           (i) The sales to VIL group companies were made at a margin of the final resale price mutually agreed between the parties.

          (ii) The management fee related to the provision of administrative service by a VIL group company. The management fee was mutually agreed between the parties.

         (iii) The fixed assets were purchased at their net book value amounts.

     Balances with VIL and its subsidiaries are unsecured, interest-free and have no fixed term of repayment.


6.   TURNOVER

     Turnover represents the invoiced value of goods sold, net of discounts and returns.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


7.   OPERATING LOSS BEFORE TAX

         Operating loss before tax is arrived at after charging/(crediting):
                                                          1998            1997
                                                           US$            US$
Directors' remuneration:
    Fees                                                       --             --
    Other emoluments                                           --             --
Deferred expenses written off                                  --      2,582,857
Depreciation                                            1,099,190        435,842
Staff costs                                             1,565,327        617,495
Operating lease rentals on land and buildings             110,574         37,440
Auditors' remuneration                                     31,014         18,460
Exchange gains, net                                       (35,694)            --
                                                       ===========    ==========


8.   TAX

     No provision for profits tax has been made as the Company had no assessable income in any relevant jurisdiction for the year (1997: Nil).


9.   FIXED ASSETS

                                                                    Furniture,
                                                                     fittings
                                                  Leasehold         and office         Plant and
                                                 improvements       equipment          machinery             Total
                                                     US$                US$               US$                 US$

Cost:
    At 1 January 1998                                816,598           366,166          9,256,942         10,439,706
    Transferred from a VIL group company                  --           146,345          1,342,757          1,489,102
    Additions                                             --            37,487             52,350             89,837
    Disposals                                             --            (2,560)          (371,458)          (374,018)
                                                 ------------      ------------       ------------       ------------
    At 31 December 1998                              816,598           547,438         10,280,591         11,644,627
                                                 ------------      ------------       ------------       ------------
Accumulated depreciation:
    At 1 January 1998                                 61,245            27,462            347,135            435,842
    Transferred from a VIL group company                  --           105,311            282,040            387,351
    Charge for the year                              146,987            76,545            875,658          1,099,190
    Disposals                                             --              (307)                --               (307)
                                                ------------      ------------       ------------       ------------
    At 31 December 1998                              208,232           209,011          1,504,833          1,922,076
                                                ------------      ------------       ------------       ------------
Net book value:
    31 December 1998                                 608,366           338,427          8,775,758          9,722,551
                                                 ============      ============       ============       ============
    31 December 1997                                 755,353           338,704          8,909,807         10,003,864
                                                 ============      ============       ============       ============

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


10.  INVENTORIES
                                                      1998           1997
                                                       US$            US$

         Raw materials                                255,760       377,622
         Work in progress                             283,155       186,070
         Finished goods                                51,903        96,924
                                                    ---------     ---------
                                                      590,818       660,616
                                                    =========     =========

11.  PAID-UP CAPITAL
                                                      1998           1997
                                                       US$            US$

         Registered capital                         6,000,000     6,000,000
                                                    =========     =========
         Paid-up capital                            6,000,000     2,808,981
                                                    =========     =========

     At 31 December 1998, the paid-up capital was validated by a PRC Certified Public Accountant.

     Subsequent to the balance sheet date, on 9 November 1999, the registered and paid-up capital was increased to US$8,100,000 and was validated by a PRC Certified Public Accountant.


12.  CASH FLOW STATEMENT

     As all cash payments were made by a VIL group company, VKSTD, no cash flow statement is prepared accordingly.


13.  US GAAP RECONCILIATION

     The Company's non-statutory financial statements are prepared in accordance with accounting principles generally accepted in Hong Kong ("HK GAAP"), which differ in certain significant respects from accounting principles generally accepted in United States of America ("US GAAP"). The difference related principally to the following item and the estimated effect of the adjustment is set out below.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


13.  US GAAP RECONCILIATION (continued)

     Income taxes

     A reconciliation of income taxes computed at the PRC income tax rate of 15% to the effective income tax provision recorded is as follows:

                                                                                             1998                  1997
                                                                                              US$                   US$

         Income tax benefit computed at the PRC income tax rate                             235,578             (628,681)
         Non-deductible items                                                                     -              387,429
         Valuation allowance                                                               (235,578)             241,252
                                                                                           ---------            ---------
         Effect to the reported net loss for the year/period                                      -                    -
                                                                                           =========            =========

     Significant components of the Company's deferred tax assets consist of the following:

                                                                                              1998                 1997
                                                                                               US$                  US$

         Net operating loss carried forward                                                 476,830              241,252
         Valuation allowance                                                               (476,830)            (241,252)
                                                                                           ---------            ---------
         Net deferred taxes                                                                       -                    -
                                                                                           =========            =========



     Due to the Company's history of losses, the directors of the Company do not believe that there are sufficient objective and positive evidence to conclude that the recoverability of its net deferred tax assets is more likely than not. Consequently, valuation allowances covering 100% of its net deferred tax assets were provided for at their respective balance sheet dates.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1998


14.  POST BALANCE SHEET DATE EVENTS

     (a) Subsequent to the balance sheet date, on 9 November 1999, the Company's registered and paid-up capital was increased to US$8,100,000 and was validated by a PRC Certified Public Accountant.

     (b) Subsequent to the balance sheet date, on 1 February 2000, the Company was acquired by International DisplayWorks (Hong Kong) Limited. Granite Bay Technologies, Inc., a company incorporated in the United States and listed on the NASDAQ, is considered by the directors to be the Company's ultimate holding company.

     (c) Subsequent to the balance sheet date, on 12 April 2001, a Deed of Novation and Mutual Release ("the Deed") has been entered into between VIL and its subsidiaries as one party and International DisplayWorks (Hong Kong) Limited and two of its fellow subsidiaries as another party. Pursuant to the Deed, all balances with VIL and its subsidiaries as recorded in the Company's books and records as at 31 July 1999 have been transferred to Glamorous Fortune Inc., the Company's fellow subsidiary. Glamorous Fortune Inc. has agreed not to demand for repayment of the payable balance until the Company has adequate financial resources to pay its liabilities as and when they fall due.


15.  COMPARATIVE AMOUNTS

     As further explained in note 2 to the non-statutory financial statements, due to the adoption of new SSAPs during the current year, the presentation of the profit and loss account, the balance sheet date and certain supporting notes have been revised to comply with the new requirements. Accordingly, certain comparative amounts have been reclassified to conform with the current year's presentation.


16.  APPROVAL OF THE FINANCIAL STATEMENTS

     These non-statutory financial statements were approved by the board of directors on 19 April 2001.

                          Audited Financial Statements


                  MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.
      (Registered in the People's Republic of China with limited liability)

                                31 December 1999





                                  ERNST & YOUNG

                                    HONG KONG

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

CONTENTS
                                                                Pages

REPORT OF THE AUDITORS                                          F-26

AUDITED FINANCIAL STATEMENTS

    Profit and loss account                                     F-27

    Balance sheet                                               F-28

    Cash flow statement                                         F-29

    Notes to financial statements                        F-30 - F-37

REPORT OF THE AUDITORS

To the directors
MULCD Micro Electronics (Shenzhen) Co., Ltd.
(Registered in the People's Republic of China with limited liability)


We have audited these non-statutory financial statements on pages 2 to 12 which have been prepared in accordance with the basis of presentation as set out in note 2 to the financial statements.

Respective responsibilities of directors and auditors
The Company's directors are responsible for the preparation of financial statements which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion
We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants. An audit includes an examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Opinion
In our opinion the financial statements give a true and fair view of the state of affairs of the Company as at 31 December 1999 and of its profit and cash flow for the year then ended and have been properly prepared in accordance with the basis of presentation as set out in note 2 to the financial statements.

We draw attention to Note 14(b) to the financial statements which describes a post balance sheet date event leading to a change in our audit opinion to the financial statements previously issued on 27 June 2000.





Hong Kong
19 April 2001

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

PROFIT AND LOSS ACCOUNT

Year ended 31 December 1999

                                                 Notes                 1999                  1998
                                                                        US$                   US$


TURNOVER                                            5              12,895,220               9,277,146
Cost of sales                                                     (10,579,650)             (9,440,952)
                                                                  ------------            ------------
Gross profit/(loss)                                                 2,315,570                (163,806)

Administrative expenses                                            (1,957,312)             (1,406,715)
Other operating expenses                                              (89,932)                     --
                                                                  ------------            ------------

OPERATING PROFIT/(LOSS) BEFORE TAX                  6                 268,326              (1,570,521)
Tax                                                 7                      --                      --
                                                                  ------------            ------------

NET PROFIT/(LOSS) FOR THE YEAR                                        268,326              (1,570,521)

Accumulated losses at beginning of year            11              (5,761,725)             (4,191,204)
                                                                  ------------            ------------

ACCUMULATED LOSSES AT END OF YEAR                  11              (5,493,399)             (5,761,725)
                                                                  ============            ============




Other than the net profit for the year, the Company had no recognised gains or losses. Accordingly, a statement of recognised gains and losses is not presented in the financial statements.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

BALANCE SHEET

31 December 1999


                                                                      Notes             1999                 1998
                                                                                         US$                  US$

NON-CURRENT ASSETS
Fixed assets                                                             8            8,603,159            9,722,551

CURRENT ASSETS
Due from Vikay Industrial Limited and its subsidiaries                   4            3,795,456            3,819,985
Inventories                                                              9              824,611              590,818
Deposits and other receivables                                                           96,527               57,035
Cash and bank balances                                                                   24,642                   --
                                                                                    ------------         ------------
                                                                                      4,741,236            4,467,838
                                                                                    ------------         ------------
CURRENT LIABILITIES
Due to subsidiaries of Vikay Industrial Limited                          4            9,113,714           12,960,265
Accounts payable and accrued liabilities                                              1,620,080              991,849
                                                                                    ------------         ------------
                                                                                     10,733,794           13,952,114
                                                                                    ------------         ------------
NET CURRENT LIABILITIES                                                              (5,992,558)          (9,484,276)
                                                                                    ------------         ------------
                                                                                      2,610,601              238,275
                                                                                    ============         ============
SHAREHOLDERS' EQUITY
Paid-up capital                                                         10            8,100,000            6,000,000
Reserves                                                                11           (5,489,399)          (5,761,725)
                                                                                    ------------         ------------
                                                                                      2,610,601              238,275
                                                                                    ============         ============



MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

CASH FLOW STATEMENT

Year ended 31 December 1999


                                                                      Note                1999
                                                                                           US$


NET CASH INFLOW FROM OPERATING ACTIVITIES                             12(a)              69,277

INVESTING ACTIVITIES
    Purchases of fixed assets                                                           (44,635)
                                                                                        --------
Net cash outflow from investing activities                                              (44,635)
                                                                                        --------
CASH AND CASH EQUIVALENTS AT END OF YEAR                                                 24,642
                                                                                        ========
ANALYSIS OF BALANCES OF CASH AND
    CASH EQUIVALENTS
       Cash and bank balances                                                            24,642
                                                                                        ========



In the prior year, all cash transactions were made through a Vikay Industrial Limited group company on the Company's behalf and no cash flow statement was prepared accordingly.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


1.   CORPORATE INFORMATION

     The registered office of MULCD Micro Electronics (Shenzhen) Co., Ltd. is located at 102 Li Jia Road, Heng Gang, Long Gang Zone, Shenzhen, China. During the year, the Company was engaged in the manufacturing and trading of electronic components.

     During the year ended 31 December 1999, the Company was a wholly-owned subsidiary of Vikay Industrial (Hong Kong) Limited, a company incorporated in Hong Kong. Vikay Industrial Limited ("VIL"), a company incorporated in Singapore and listed on the Stock Exchange of Singapore Dealing and Automated Quotation System, was the Company's ultimate holding company.

     In February 2000, the Company was acquired by International DisplayWorks (Hong Kong) Limited. Granite Bay Technologies, Inc., a company incorporated in the United States and listed on the NASDAQ, is considered by the directors to be the Company's ultimate holding company.

2.   BASIS OF PRESENTATION

     These non-statutory financial statements have been prepared in accordance with Hong Kong Statements of Standard Accounting Practice, accounting principles generally accepted in Hong Kong and the disclosure requirements of the Hong Kong Companies Ordinance. They have been prepared under the historical cost convention.

     A reconciliation of the profit and loss account and certain balance sheet items between these non-statutory financial statements and the financial statements if prepared in accordance with accounting principles generally accepted in the United States of America has been set out in note 13 to the financial statements.


3.   DETAILS OF FORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Details of formation
     The Company was formed under the Laws of the People's Republic of China as a wholly-owned foreign enterprise on 7 December 1995. The tenure of the Company is for a period of fifteen years and can be extended by the board of directors with the approval of the relevant authorities.

     Fixed assets and depreciation
     Fixed assets are stated at cost less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Expenditure incurred after fixed assets have been put into operation, such as repairs and maintenance, is normally charged to the profit and loss account in the period in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the fixed asset, the expenditure is capitalised as an additional cost of that asset.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


3.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)

     Fixed assets and depreciation (continued)
     Depreciation is calculated on the straight-line basis to write off the cost of each asset (less an estimated residual value of 10% of cost) over its estimated useful life. The useful lives used for this purpose are as follows:

         Leasehold improvements                                          5 years
         Furniture, fittings and office equipment                     5-10 years
         Plant and machinery                                          5-10 years

     The gain or loss on disposal or retirement of a fixed asset recognised in the profit and loss account is the difference between the net sales proceeds and the carrying amount of the relevant asset.

     Revenue recognition
     Revenue is recognised when it is probable that the economic benefits will flow to the Company and when the revenue can be measured reliably. Revenue arising from the sale of goods is recognised when the significant risks and rewards of ownership have been transferred to the buyers.

     Inventories
     Inventories are stated at the lower of cost and net realisable value. Cost is determined on the weighted average basis, which approximates the first-in, first-out basis, and, in the case of work-in-progress and finished goods, comprises direct materials, direct labour and an appropriate proportion of overheads. Net realisable value is based on estimated selling prices less any estimated costs to be incurred to completion and disposal.

     Foreign currency transactions
     The Company's financial records are maintained in Renminbi ("RMB") and the financial statements are stated in United States dollars.

     Foreign currency transactions are recorded at the applicable rates of exchange ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange ruling at that date. Exchange differences are dealt with in the profit and loss account.

     In the translation of the non-statutory financial statements into United States dollars, all assets and liabilities, except the equity accounts, are translated into United States dollars at the applicable rates of exchange ruling at the balance sheet date. The owner's equity is translated at historical rates. All exchange differences arising on translation, if any, are recorded in the exchange fluctuation reserve which is shown as a component of the equity accounts.

     Related parties
     Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party, or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence. Related parties may be individuals or corporate entities.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


3.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)

     Cash equivalents
     For the purpose of the consolidated cash flow statement, cash equivalents represent short term highly liquid investments which are readily convertible into known amounts of cash and which were within three months of maturity when acquired, less advances from banks repayable within three months from the date of the advance. For the purpose of balance sheet classification, cash equivalents represent assets similar in nature to cash, which are not restricted as to use.


4.   RELATED PARTY TRANSACTIONS

     A portion of the Company's business during the year was represented by transactions to which other members of the VIL group are parties and these financial statements reflect the effect of these transactions which were conducted on bases determined within the group.

     The significant transactions during the year are summarised below:


                                                                        Notes               1999                 1998
                                                                                             US$                  US$

         Sales to VIL group companies                                    (i)             12,895,220            9,277,146
         Management fee paid to a VIL group company                     (ii)                511,057              449,888
         Purchases of fixed assets from a VIL group company             (iii)                     -            1,101,751
                                                                                         ==========            =========

     Notes:

      (i) The sales to VIL group companies were made at a margin of the final resale price mutually agreed between the parties.

     (ii) The management fee related to the provision of administrative service by a VIL group company. The management fee was mutually agreed between the parties.

    (iii) The fixed assets were purchased at their net book value amounts.

     Balances with VIL and its subsidiaries are unsecured, interest-free and have no fixed term of repayment.


5.   TURNOVER

     Turnover represents the invoiced value of goods sold, net of discounts and returns.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


6.   OPERATING PROFIT/(LOSS) BEFORE TAX

    Operating profit/(loss) before tax is arrived at after charging/(crediting):

                                                                    1999                 1998
                                                                     US$                  US$
         Directors' remuneration:
             Fees                                                         -                    -
             Other emoluments                                             -                    -
         Depreciation                                             1,164,027            1,099,190
         Provision on obsolete stocks                                89,932                    -
         Staff costs                                              1,467,979            1,565,327
         Operating lease rentals on land and buildings              161,912              110,574
         Auditors' remuneration                                      31,014               31,014
         Exchange losses/(gains), net                               118,235              (35,694)
                                                                  ==========           ==========


7.   TAX

     In accordance with the relevant tax rules and regulations in the PRC, the Company is entitled to income tax exemption for two years starting from the first profitable year of operations, which is the calendar year 1999, followed by a 50% reduction in tax rate for the next three years. Accordingly, no PRC income tax was accrued for the year ended 31 December 1999.


8.   FIXED ASSETS


                                                                        Furniture,
                                                       Leasehold         fittings
                                   Construction        improve-         and office        Plant and
                                   in progress          ments            equipment        machinery            Total
                                       US$                US$               US$              US$                US$

Cost:
    At 1 January 1999                       --           816,598           547,438        10,280,591        11,644,627
    Additions                            2,826            14,140            16,129            11,540            44,635
                                    -----------       -----------       -----------       -----------       -----------
    At 31 December 1999                  2,826           830,738           563,567        10,292,131        11,689,262
                                    -----------       -----------       -----------       -----------       -----------
Accumulated depreciation:
    At 1 January 1999                       --           208,232           209,011         1,504,833         1,922,076
    Charge for the year                     --           147,332            91,330           925,365         1,164,027
                                    -----------       -----------       -----------       -----------       -----------
    At 31 December 1999                     --           355,564           300,341         2,430,198         3,086,103
                                    -----------       -----------       -----------       -----------       -----------
Net book value:
    31 December 1999                     2,826           475,174           263,226         7,861,933         8,603,159
                                    ===========       ===========       ===========       ===========       ===========
    31 December 1998                        --           608,366           338,427         8,775,758         9,722,551
                                    ===========       ===========       ===========       ===========       ===========


MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999

9.   INVENTORIES

                                                         1999            1998
                                                          US$             US$

         Raw materials                                  323,313         255,760
         Work in progress                               291,015         283,155
         Finished goods                                 210,283          51,903
                                                       ---------       ---------
                                                        824,611         590,818
                                                       =========       =========


10.      PAID-UP CAPITAL
                                                         1999            1998
                                                          US$             US$

         Registered capital                           8,100,000       6,000,000
                                                      ==========      ==========
         Paid-up capital                              8,100,000       6,000,000
                                                      ==========      ==========

     At 31 December 1999, the paid-up capital was verified by a PRC Certified Public Accountant in accordance with the PRC laws.


11.  RESERVES


                                                                       Accumulated           Capital
                                                                         losses              reserve           Total
                                                                           US$                 US$              US$

         At beginning of year                                           (5,761,725)               -         (5,761,725)
         Net profit for the year                                           268,326                -            268,326
         Capital reserve arising from the excess of
           contributed net assets over the paid-up capital                       -            4,000              4,000
                                                                         ----------          -------         ----------
                                                                        (5,493,399)           4,000         (5,489,399)
                                                                         ==========          =======         ==========


MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


12.  NOTES TO THE CASH FLOW STATEMENT

     (a) Reconciliation of operating profit before tax to net cash inflow from operating activities:


                                                                                1999
                                                                                US$

             Operating profit before tax                                      268,326
             Provision for obsolete stocks                                     89,932
             Depreciation                                                   1,164,027
             Movement in balances with VIL and its subsidiaries            (1,718,022)
             Increase in inventories                                         (323,725)
             Increase in deposits and other receivables                       (39,492)
             Increase in accounts payable and accrued liabilities             628,231
                                                                            ----------
             Net cash inflow from operating activities                         69,277
                                                                            ==========



     (b)  Analysis of changes in financing during the year


                                                                                          Paid-up              Capital
                                                                                          capital              reserve
                                                                                            US$                  US$


                  Balance at beginning of year                                            6,000,000                 -
                  Increase in paid-up capital for non-cash consideration                  2,100,000                 -
                  Capital reserve arising on the excess of
                     contributed net assets over the paid-up capital                              -             4,000
                                                                                          ----------           -------
                  At 31 December 1999                                                     8,100,000             4,000
                                                                                          ==========           =======

     (c)  Major non-cash transactions

     During the year, the paid-up capital was increased by US$2,100,000 through the capitalisation of VIL group intercompany accounts. The excess of contributed net assets over the paid-up capital in an amount of US$4,000 has been capitalised as a capital reserve.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


13.  US GAAP RECONCILIATION

     The Company's non-statutory financial statements are prepared in accordance with accounting principles generally accepted in Hong Kong ("HK GAAP"), which differ in certain significant respects from accounting principles generally accepted in United States of America ("US GAAP"). The difference related principally to the following item and the estimated effect of the adjustment is set out below.

     Income taxes

     A reconciliation of income taxes computed at the PRC income tax rate of 15% to the effective income tax provision recorded is as follows:


                                                                                              1999                1998
                                                                                               US$                 US$

         Income tax effect/(benefit) computed at the PRC income tax rate                     40,249             (235,578)
         Non-deductible item                                                                 13,489                    -
         Valuation allowance                                                                      -              235,578
         Offsetting against net operating loss brought forward                              (53,738)                   -
                                                                                           ---------            ---------
         Effect to the reported net profit/(loss) for the year                                    -                    -
                                                                                           =========            =========

     Significant components of the Company's deferred tax assets consist of the following:

                                                                                              1999                 1998
                                                                                               US$                  US$


         Net operating loss carried forward                                                 423,092               476,830
         Valuation allowance                                                               (423,092)             (476,830)
                                                                                           ---------             ---------
         Net deferred taxes                                                                       -                     -
                                                                                           =========             =========


     Due to the Company's history of losses, the directors of the Company do not believe that there are sufficient objective and positive evidence to conclude that the recoverability of its net deferred tax assets is more likely than not. Consequently, valuation allowances covering 100% of its net deferred tax assets were provided for at their respective balance sheet dates.

MULCD MICRO ELECTRONICS (SHENZHEN) CO., LTD.

NOTES TO FINANCIAL STATEMENTS

31 December 1999


14.  POST BALANCE SHEET DATE EVENTS

     (a) Subsequent to the balance sheet date, on 1 February 2000, the Company was acquired by International DisplayWorks (Hong Kong) Limited. Granite Bay Technologies, Inc., a company incorporated in the United States and listed on the NASDAQ, is considered by the directors to be the Company's ultimate holding company.

     (b) Subsequent to the balance sheet date, on 12 April 2001, a Deed of Novation and Mutual Release ("the Deed") has been entered into between VIL and its subsidiaries as one party and International DisplayWorks (Hong Kong) Limited and two of its fellow subsidiaries as another party. Pursuant to the Deed, all balances with VIL and its subsidiaries as recorded in the Company's books and records as at 31 July 1999 have been transferred to Glamorous Fortune Inc., the Company's fellow subsidiary. Glamorous Fortune Inc. has agreed not to demand for repayment of the payable balance until the Company has adequate financial resources to pay its liabilities as and when they fall due.


15.  APPROVAL OF THE FINANCIAL STATEMENTS

     These non-statutory financial statements were approved by the board of directors on 19 April 2001.

                          Audited Financial Statements

                       IDW TECHNOLOGY (SHENZHEN) CO., LTD.
 (Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)
      (Registered in the People's Republic of China with limited liability)

                                31 December 1997




                                  ERNST & YOUNG

                                    HONG KONG

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

CONTENTS


                                                                   Pages

REPORT OF THE AUDITORS                                              F-40

AUDITED FINANCIAL STATEMENTS

    Profit and loss account                                         F-41

    Balance sheet                                                   F-42

    Cash flow statement                                             F-43

    Notes to financial statements                             F44 - F-52

REPORT OF THE AUDITORS


To the directors
IDW Technology (Shenzhen) Co., Ltd.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.) (Registered in the People's Republic of China with limited liability)


We have audited the non-statutory financial statements on pages 2 to 13 which have been prepared in accordance with the basis of presentation as set out in note 1 to the financial statements.

Respective responsibilities of directors and auditors
The Company's directors are responsible to prepare financial statements which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion
We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants. An audit includes an examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Opinion
In our opinion the financial statements give a true and fair view of the state of affairs of the Company as at 31 December 1997 and of its loss and cash flows for the year then ended and have been properly prepared in accordance with the basis of presentation as set out in note 1 to the financial statements.

We draw attention to Note 16(c) to the financial statements which describes a post balance sheet date event leading to a change in our audit opinion to the financial statements previously issued on 13 April 1999.




Hong Kong 19 April 2001

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

PROFIT AND LOSS ACCOUNT

31 December 1997


                                                     Notes              1997                 1996
                                                                         US$                  US$


TURNOVER                                               4             53,286,086             10,949,834
                                                                    =============          ============

OPERATING PROFIT/(LOSS) BEFORE
    EXCEPTIONAL ITEM                                   5               (870,452)               758,206

Exceptional item                                       6             (3,039,177)            (4,252,407)
                                                                    -------------          ------------

OPERATING LOSS BEFORE TAXATION                                       (3,909,629)            (3,494,201)

Taxation                                               7                     --                     --
                                                                    -------------          ------------

NET LOSS FOR THE YEAR                                                (3,909,629)            (3,494,201)

Retained profit at the beginning of year                             (3,494,201)                    --
                                                                    -------------          ------------

ACCUMULATED LOSSES AT END OF YEAR                     13             (7,403,830)            (3,494,201)
                                                                    =============          ============


IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

BALANCE SHEET

31 December 1997

                                                                 Notes            1997                   1996
                                                                                   US$                    US$


FIXED ASSETS                                                        8           12,826,668           11,354,304

GOODWILL                                                            9              445,207              573,299

CURRENT ASSETS
Cash and bank balances                                                             781,077               41,425
Deposits and other receivables                                                      83,398            2,354,717
Inventories                                                        10            7,509,465           10,674,685
Due from a related company of Vikay Industrial Limited             11                   --                4,905
Due from Vikay Industrial Limited and its subsidiaries              3           30,354,104            7,780,965
                                                                               ------------         ------------
                                                                                38,728,044           20,856,697
                                                                               ------------         ------------
CURRENT LIABILITIES
Accounts payable and accrued liabilities                                         3,286,275            1,044,233
Due to subsidiaries of Vikay Industrial Limited                     3           50,050,898           29,234,268
                                                                               ------------         ------------
                                                                                53,337,173           30,278,501
                                                                              ------------         ------------
NET CURRENT LIABILITIES                                                        (14,609,129)          (9,421,804)
                                                                               ------------         ------------
                                                                                (1,337,254)           2,505,799
                                                                               ============         ============
SHAREHOLDERS' EQUITY/(DEFICIENCY IN ASSETS)
Paid-up capital                                                    12            6,000,000            6,000,000
Reserves                                                           13           (7,337,254)          (3,494,201)
                                                                               ------------         ------------
                                                                                (1,337,254)           2,505,799
                                                                               ============         ============

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

CASH FLOW STATEMENT

Year ended 31 December 1997


                                                                        Notes            1997                   1996
                                                                                          US$                    US$


NET CASH INFLOW FROM OPERATING ACTIVITIES                                14(a)         4,263,568              5,452,127

INVESTING ACTIVITIES
    Purchase of fixed assets                                                          (3,592,652)            (6,820,920)
    Production expenses for the initial set-up stage incurred                                 --             (1,850,874)
    Proceeds on disposal of fixed assets                                                  67,636                     --
                                                                                      -----------            -----------
Net cash outflow from investing activities                                            (3,525,016)            (8,671,794)
                                                                                      -----------            -----------
NET CASH INFLOW/(OUTFLOW) BEFORE
    FINANCING ACTIVITIES                                                                 738,552             (3,219,667)

FINANCING ACTIVITIES
    Injection of capital                                                                      --              3,200,000
                                                                                      -----------            -----------
Net cash inflow from financing activities                                                     --              3,200,000
                                                                                      -----------            -----------
INCREASE/(DECREASE) IN CASH AND CASH
    EQUIVALENTS                                                                          738,552                (19,667)

Cash and cash equivalents at beginning of year                                            41,425                 61,092

Effect of foreign exchange rate changes, net                                               1,100                     --
                                                                                      -----------            -----------
CASH AND CASH EQUIVALENTS AT END OF YEAR                                                 781,077                 41,425
                                                                                      ===========            ===========
ANALYSIS OF BALANCES OF CASH AND
    CASH EQUIVALENTS
       Cash and bank balances                                                            781,077                 41,425
                                                                                      ==========             ==========

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1997


1.   BASIS OF PRESENTATION

     These non-statutory financial statements have been prepared in accordance with Hong Kong Statements of Standard Accounting Practice, accounting principles generally accepted in Hong Kong and the disclosure requirements of the Hong Kong Companies Ordinance. They have been prepared under the historical cost convention.

     According to Interpretation 9 "Accounting for Pre-operating Costs" issued by the Hong Kong Society of Accountants in, deferred expenses are written off to the profit and loss account in the period in which they are incurred. In the prior year, deferred expenses were stated at cost and amortised on the straight-line basis over a period of five years starting from the commencement date of commercial production. These non-statutory financial statements have adopted Interpretation 9 effective on 31 December 1996.

     During the year ended 31 December 1997, the Company was a wholly-owned subsidiary of Vikay Industrial Limited ("VIL"), a company incorporated in Singapore and listed on the Stock Exchange of Singapore Dealing and Automated Quotation System, which was the Company's ultimate holding company.

     In February 2000, the Company was acquired by International DisplayWorks (Hong Kong) Limited. Granite Bay Technologies, Inc., a company incorporated in the United States and listed on the NASDAQ, is considered by the directors to be the Company's ultimate holding company.

     A reconciliation of the profit and loss account and certain balance sheet items between these non-statutory financial statements and the financial statements if prepared in accordance with accounting principles generally accepted in the United States of America has been set out in note 17 to the financial statements.


2.   DETAILS OF FORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Details of formation
     The Company was formed under the Laws of the People's Republic of China as a wholly-owned foreign enterprise on 23 May 1995. The tenure of the Company is for a period of fifty years and can be extended by the board of directors with the approval of the relevant authorities.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1997

2.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)

     Fixed assets and depreciation
     Fixed assets are stated at cost less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the assets to its working condition and location for its intended use. Expenditures incurred after the fixed assets have been put into operation, such as repairs and maintenance, is normally charged to the profit and loss account in the period in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the fixed asset, the expenditure is capitalised as an additional cost of the fixed asset.

     Depreciation is calculated on the straight-line basis to write off the cost of each asset (less estimated residual value of 10% of cost) over its estimated useful life. The useful lives used for this purpose are as follows:

     Leasehold land and buildings                                  30 years
     Furniture, fittings and leasehold improvements              5-10 years
     Office equipment and computers                                 5 years
     Plant and machinery                                         5-10 years

     The gain or loss on disposal or retirement of a fixed asset recognised in the profit and loss account is the difference between the sale proceeds and the carrying amount of the relevant asset.

     Goodwill
     Goodwill represents the excess of the purchase consideration paid for the branches over the fair value ascribed to the net underlying assets acquired and is amortised on the straight-line basis over five years.

     Revenue
     Revenue is recognised when it is probable that the economic benefits will flow to the Company and when the revenue can be measured reliably. Revenue arising from the sale of goods are recognised when the significant risks and rewards of ownership have been transferred to the buyers.

     Related parties
     Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party, or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence.

     Inventories
     Inventories are stated at the lower of cost and net realisable value. Cost is determined on the first-in, first-out basis and, in the case of work-in-progress and finished goods, comprises direct materials, direct labour and an appropriate proportion of overheads. Net realisable value is based on estimated selling prices less any estimated costs to be incurred to completion and disposal.

 IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1997


2.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)

     Foreign currency transactions
     The Company's financial records are maintained in Renminbi ("RMB") and the financial statements are stated in United States dollars.

     Foreign currency transactions are recorded at the applicable rates of exchange ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange ruling at that date. Exchange differences are dealt with in the profit and loss account.

     In the translation of the non-statutory financial statements to United States dollars, all assets and liabilities, except the equity accounts, are translated to United States dollars at the applicable rates of exchange ruling at the balance sheet date. The owner's equity is translated at historical rates. All exchange differences arising on translation are recorded in the exchange fluctuation reserve which is shown as a component of the equity accounts.

     Cash equivalents
     Cash equivalents represent short term liquid investments which are readily convertible into known amounts of cash and which were within three months of maturity when required, less advances from banks repayable within three months from the date of the advance.

3.   RELATED PARTY TRANSACTIONS

     A portion of the Company's business during the year was represented by transactions to which other members of the VIL group are parties and these financial statements reflect the effect of these transactions which are conducted on bases determined within the group.

     Balances with VIL and its subsidiaries are unsecured, interest-free and have no fixed term of repayment.


4.   TURNOVER

     Turnover represents the invoiced value of goods sold, net of discounts and returns.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1997


5.   OPERATING PROFIT/(LOSS) BEFORE EXCEPTIONAL ITEM

     Operating profit/(loss) before exceptional item is arrived at after charging/(crediting):


                                                                 1997                       1996
                                                                  US$                        US$

Directors' remuneration:
    Fees                                                              --                        --
    Other emoluments                                                  --                        --
Amortisation of goodwill                                         143,325                   143,325

Depreciation                                                   1,052,589                   516,430
Less: capitalised as deferred expenses                                --                  (211,746)
                                                              -----------               -----------
                                                               1,052,589                   304,684
                                                              -----------               -----------
Operating lease rentals on land and buildings                    315,128                   194,197
less: capitalised as deferred expenses                                --                   (58,984)
                                                              -----------               -----------
                                                                 315,128                   135,213
                                                              -----------               -----------
Loss on disposal of fixed assets                                 467,219                    67,337
Exchange (gain)/losses, net                                     (548,802)                  248,279
                                                              ===========               ===========


6.   EXCEPTIONAL ITEM

     Exceptional item represents provision for obsolete stocks. In prior year, exceptional item represented write-off of deferred expenses.


7.   TAXATION

     No provision for profits tax has been made as the Company has no assessable income in any relevant junisdiction (1996: Nil).

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1997


8.   FIXED ASSETS
                                                              Furniture,      Office
                                                Leasehold    fittings and   equipment
                                Construction    land and      leasehold        and         Plant and
                                 in progress    buildings    improvements    computers     machinery      Sub-total        Total
                                     US$            US$          US$           US$            US$            US$            US$

Cost:
    At 1 January 1997            3,827,439      2,583,018       416,371       243,418      5,186,088      8,428,895     12,256,334
    Additions                    1,851,311             --        12,486       187,190      1,541,665      1,741,341      3,592,652
    Disposals                           --             --            --       (35,640)      (607,518)      (643,158)      (643,158)
    Transfer from CIP           (4,820,264)            --     3,237,895         5,918      1,576,451      4,820,264             --
    Transferred to a VIL group
     company                      (834,527)            --            --            --             --             --       (834,527)
    Exchange difference            101,695         68,631        11,062         6,467        137,795        223,955        325,650
                               ------------   ------------  ------------  ------------   ------------   ------------   ------------
    At 31 December 1997            125,654      2,651,649     3,677,814       407,353      7,834,481     14,571,297     14,696,951
                               ------------   ------------  ------------  ------------   ------------   ------------   ------------
Accumulated depreciation:
    At 1 January 1997                   --         97,151       121,418        70,061        613,400        902,030        902,030
    Charge for the year                 --         89,095       377,206        52,668        533,620      1,052,589      1,052,589
    Disposals                           --             --            --          (377)      (107,926)      (108,303)      (108,303)
    Exchange difference                 --          2,582         3,226         1,861         16,298         23,967         23,967
                               ------------   ------------  ------------  ------------   ------------   ------------   ------------
    At 31 December 1997                 --        188,828       501,850       124,213      1,055,392      1,870,283      1,870,283
                               ------------   ------------  ------------  ------------   ------------   ------------   ------------
Net book value:
    31 December 1997               125,654      2,462,821     3,175,964       283,140      6,779,089     12,701,014     12,826,668
                               ============   ============  ============  ============   ============   ============   ============
    31 December 1996             3,827,439      2,485,867       294,953       173,357      4,572,688      7,526,865     11,354,304
                               ============   ============  ============  ============   ============   ============   ============



The land and buildings are situated in the People's Republic of China and are held under medium term lease.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1997


9.   GOODWILL
                                                                           US$
Cost:
    At beginning of year                                                 716,624
    Exchange adjustments                                                  19,041
                                                                         -------
    At 31 December 1997                                                  735,665
                                                                         -------

Accumulated amortisation:
    At beginning of year                                                 143,325
    Provided during the year                                             143,325
    Exchange adjustments                                                   3,808
                                                                         -------
    At 31 December 1997                                                  290,458
                                                                         -------

Net book value:
    At 31 December 1997                                                  445,207
                                                                         =======

    At 31 December 1996                                                  573,299
                                                                         =======


10.  INVENTORIES
                                                    1997                 1996
                                                     US$                  US$

Raw materials                                     4,140,433            3,275,991
Work in progress                                  1,812,760            5,845,601
Finished goods                                    1,556,272            1,553,093
                                                 ----------           ----------
                                                  7,509,465           10,674,685
                                                 ==========           ==========

11.      DUE FROM A RELATED COMPANY OF VIL

         The amount due from a related company of VIL was unsecured, interest-free, and had no fixed terms of repayment.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1997


12.  PAID-UP CAPITAL
                                                     1997                 1996
                                                      US$                  US$

Registered capital                                 6,000,000           6,000,000
                                                   =========           =========

Paid-up capital                                    6,000,000           6,000,000
                                                   =========           =========

     At 31 December 1997, the paid-up capital is validated by a PRC Certified Public Accountant.


13.  RESERVES
                                                      Exchange
                                    Accumulated     fluctuation
                                      losses          reserve           Total
                                        US$             US$              US$

At beginning of year               (3,494,201)              --       (3,494,201)
Net loss for the year              (3,909,629)              --       (3,909,629)
Exchange adjustments                       --           66,576           66,576
                                   -----------      -----------      -----------
                                   (7,403,830)          66,576       (7,337,254)
                                   ===========      ===========      ===========

14.  NET CASH INFLOW FROM OPERATING ACTIVITIES

     (a) Reconciliation of operating loss before taxation to net cash inflow from operating activities:

                                                                      1997          1996
                                                                       US$           US$


Operating profit/(loss) before taxation                            (3,909,629)    (3,494,201)
Provision for obsolete stock                                        3,039,177             --
Depreciation                                                        1,052,589        516,430
Write-off of deferred expenses                                             --      4,252,407
Amortisation of goodwill                                              143,325        143,325
Loss on disposal of fixed assets                                      467,219         67,337
Decrease/(increase) in deposits and other receivable                2,333,883       (661,756)
Decrease/(increase) in inventories                                    409,669     (9,904,051)
Decrease/(increase) in amount due from a related company of VIL         5,035            (85)
Movement in balances with VIL and its subsidiaries                 (1,491,997)    13,757,868
Increase in accounts payable and accrued liability                  2,214,297        774,853
                                                                  ------------   ------------
Net cash inflow from operating activities                           4,263,568      5,452,127
                                                                  ============   ============

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1997


14.  NET CASH INFLOW FROM OPERATING ACTIVITIES (continued)

     (b)  Major non-cash transactions

     During the year, the Company had transferred fixed assets amounting to US$834,527 to a VIL group company. The consideration was settled through intercompany current accounts.


15.  COMMITMENTS
                                                                         1997        1996
                                                                          US$         US$

Capital commitments:
    Contracted for                                                      396,793   1,759,238
                                                                      ==========  ==========
Non-cancellable operating lease commitments in respect of:
    Land and buildings expiring:
       Within one year                                                   16,848      16,941
       In the second to fifth years, inclusive                          291,218          --
       After five years                                                   1,159          --
    Motor vehicle expiring:
       Within one year                                                   49,034          --
       In the second to fifth years, inclusive                           19,324          --
       After five years                                                      --          --
                                                                      ----------  ----------
                                                                        377,583      16,941
                                                                      ==========  ==========

16.  POST BALANCE SHEET DATE EVENTS

     (a) Subsequent to the balance sheet date, on 1 February 2000, the Company was acquired by International DisplayWorks (Hong Kong) Limited. Granite Bay Technologies, Inc., a company incorporated in the United States and listed on the NASDAQ, is considered by the directors to be the Company's ultimate holding company.

     (b) Subsequent to the balance sheet date, the name of the Company was changed from Vikay Science & Technology Development (Shenzhen) Co., Ltd. to IDW Technology (Shenzhen) Co., Ltd. with effect from 16 March 2000.

     (c) Subsequent to the balance sheet date, on 12 April 2001, a Deed of Novation and Mutual Release ("the Deed") has been entered into between VIL and its subsidiaries as one party and International DisplayWorks (Hong Kong) Limited and two of its fellow subsidiaries as another party. Pursuant to the Deed, all balances with VIL and its subsidiaries as recorded in the Company's books and records as at 31 July 1999 have been transferred to Glamorous Fortune Inc., the Company's fellow subsidiary. Glamorous Fortune Inc. has agreed not to demand for repayment of the payable balance until the Company has adequate financial resources to pay its liabilities as and when they fall due.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1997


17.      US GAAP RECONCILIATION

         The Company's non-statutory financial statements are prepared in accordance with accounting principles generally accepted in Hong Kong ("HK GAAP"), which differ in certain significant respects from accounting principles generally accepted in the United States of America ("US GAAP"). The difference related principally to the following item and the estimated effect of the adjustment is set out below.

         Income taxes

         A reconciliation of income taxes computed at the PRC income tax rate of 15% to the effective income tax provision recorded is as follows:

                                                                       1997
                                                                        US$

         Income tax benefit computed at the PRC income tax rate     (586,444)
         Non-deductible items                                        533,511
         Valuation allowance                                          52,933
                                                                    ---------
                                                                           -
                                                                    =========

     Significant components of the Company's deferred tax assets consist of the following:
                                                                       1997
                                                                        HK$

         Net operating loss carried forward                           52,933
         Valuation allowance                                         (52,933)
                                                                    ----------
                                                                           -
                                                                    ==========

     Due to the Company's history of losses, the directors do not believe that sufficient objective and positive evidence currently exist to conclude that the recoverability of its net deferred tax assets is more likely than not. Consequently, valuation allowances covering 100% of its net deferred tax assets were provided for at their respective balance sheet dates.


18.  APPROVAL OF THE FINANCIAL STATEMENTS

     The non-statutory financial statements were approved by the board of directors on 19 April 2001.

                          Audited Financial Statements


                       IDW TECHNOLOGY (SHENZHEN) CO., LTD.
 (Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)
      (Registered in the People's Republic of China with limited liability)

                                31 December 1998










                                  ERNST & YOUNG

                                    HONG KONG

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

CONTENTS


                                                                         Pages


REPORT OF THE AUDITORS                                                    F-55

AUDITED FINANCIAL STATEMENTS

    Profit and loss account                                               F-56

    Statement of recognised gains and losses                              F-57

    Balance sheet                                                         F-58

    Cash flow statement                                                   F-59

    Notes to financial statements                                  F-60 - F-70

REPORT OF THE AUDITORS


To the directors
IDW Technology (Shenzhen) Co., Ltd.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.) (Registered in the People's Republic of China with limited liability)


We have audited the non-statutory financial statements on pages 2 to 16 which have been prepared in accordance with the basis of presentation as set out in note 3 to the financial statements.

Respective responsibilities of directors and auditors
The Company's directors are responsible for the preparation of financial statements which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion
We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants. An audit includes an examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Opinion
In our opinion the financial statements give a true and fair view of the state of affairs of the Company as at 31 December 1998 and of its loss and cash flows for the year then ended and have been properly prepared in accordance with the basis of presentation as set out in note 3 to the financial statements.

We draw attention to Note 17(c) to the financial statements which describes a post balance sheet date event leading to a change in our audit opinion to the financial statements previously issued on 31 May 2000.


Hong Kong
19 April 2001

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

PROFIT AND LOSS ACCOUNT

Year ended 31 December 1998


                                                       Notes               1998                    1997
                                                                            US$                     US$


TURNOVER                                                 6              38,889,470              53,286,086
Cost of sales                                                          (38,530,456)            (51,605,962)
                                                                       ------------            ------------
Gross profit                                                               359,014               1,680,124

Other income                                                               497,757                 105,216
Administrative expenses                                                 (2,647,443)             (2,655,792)
Other operating expenses                                                  (610,224)             (3,039,177)
                                                                       ------------            ------------

OPERATING LOSS BEFORE TAX                                7              (2,400,896)             (3,909,629)

Tax 8                                                                           --                      --
                                                                       ------------            ------------

NET LOSS FOR THE YEAR                                                   (2,400,896)             (3,909,629)

Accumulated losses at beginning of year                 13              (7,403,830)             (3,494,201)
                                                                       ------------            ------------

ACCUMULATED LOSSES AT END OF YEAR                       13              (9,804,726)             (7,403,830)
                                                                       ============            ============



IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.) STATEMENT OF RECOGNISED GAINS AND LOSSES

Year ended 31 December 1998


                                                                        Note                1998                 1997
                                                                                             US$                  US$

Exchange gains on translation of the financial statements                13                       -               66,576

Net loss for the year                                                                    (2,400,896)          (3,909,629)
                                                                                         -----------          -----------
Total recognised losses                                                                  (2,400,896)          (3,843,053)
                                                                                         ===========          ===========


IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

BALANCE SHEET

31 December 1998



                                                                          Notes           1998                 1997
                                                                                           US$                  US$


NON-CURRENT ASSETS
Fixed assets                                                                 9           9,889,755          12,826,668
Goodwill                                                                    10                  --             445,207
                                                                                       ------------        ------------
                                                                                         9,889,755          13,271,875
                                                                                       ------------        ------------
CURRENT ASSETS
Due from Vikay Industrial Limited and its subsidiaries                       5          34,853,901          30,354,104
Inventories                                                                 11             738,922           7,509,465
Deposits and other receivables                                                             111,786              83,398
Cash and bank balances                                                                     142,553             781,077
                                                                                      ------------        ------------
                                                                                        35,847,162          38,728,044
                                                                                      ------------         ------------
CURRENT LIABILITIES
Due to Vikay Industrial Limited and its subsidiaries, net                    5          48,205,160          50,050,898
Accounts payable and accrued liabilities                                                 1,269,907           3,286,275
                                                                                       ------------        ------------
                                                                                        49,475,067          53,337,173
                                                                                       ------------        ------------
NET CURRENT LIABILITIES                                                                (13,627,905)        (14,609,129)
                                                                                       ------------        ------------
                                                                                        (3,738,150)         (1,337,254)
                                                                                       ===========         ===========

DEFICIENCY IN ASSETS
Paid-up capital                                                             12           6,000,000           6,000,000
Reserves                                                                    13          (9,738,150)         (7,337,254)
                                                                                       ------------        ------------
                                                                                        (3,738,150)         (1,337,254)
                                                                                       ============        ============

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

CASH FLOW STATEMENT

Year ended 31 December 1998

                                                                       Note                1998                      1997
                                                                                            US$                       US$


NET CASH INFLOW/(OUTFLOW) FROM OPERATING
    ACTIVITIES                                                         14(a)              (398,342)                4,263,568

INVESTING ACTIVITIES
    Purchases of fixed assets                                                             (398,818)               (3,592,652)
    Proceeds from disposal of fixed assets                                                 158,636                    67,636
                                                                                        -----------               -----------
Net cash outflow from investing activities                                                (240,182)               (3,525,016)
                                                                                        -----------               -----------
INCREASE/(DECREASE) IN CASH AND CASH
    EQUIVALENTS                                                                           (638,524)                  738,552

Cash and cash equivalents at beginning of year                                             781,077                    41,425

Effect of foreign exchange rate changes, net                                                    --                     1,100
                                                                                        -----------               -----------
CASH AND CASH EQUIVALENTS AT END OF YEAR                                                   142,553                   781,077
                                                                                        ===========               ===========
ANALYSIS OF BALANCES OF CASH AND
    CASH EQUIVALENTS
       Cash and bank balances                                                              142,553                   781,077
                                                                                        ===========               ===========



IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1998


1.   CORPORATE INFORMATION

     The registered office of Vikay Science & Technology Development (Shenzhen) Co., Ltd. is located at 102 Li Jia Road, Heng Gang, Leng Gang Zone,
     Shenzhen, China. During the year, the Company was engaged in the manufacturing and the trading of electronic components.

     During the year ended 31 December 1998, the Company was a wholly-owned subsidiary of Vikay Industrial Limited ("VIL"), a company incorporated in Singapore and listed on the Stock Exchange of Singapore Dealing and Automated Quotation System, which was the Company's ultimate holding company.

     In February 2000, the Company was acquired by International DisplayWorks (Hong Kong) Limited. Granite Bay Technologies, Inc., a company incorporated in the United States and listed on the NASDAQ, is considered by the directors to be the Company's ultimate holding company.


2.   IMPACT OF NEW STATEMENTS OF STANDARD ACCOUNTING PRACTICE ("SSAPs")

     The following sets out the Accounting Standards which have been adopted for the first time in the preparation of the current year's pro-forma financial statements, together with a summary of their major effects.

     o    SSAP 1: Presentation of Financial Statements
     o SSAP 2: Net Profit or Loss for the Period, Fundamental Errors and Changes in Accounting Policies

     SSAP 1 prescribes the basis for the presentation of financial statements and sets out guidelines for their structure and minimum requirements for the content therein. The formats of the profit and loss account and the balance sheet, as set out on pages 2 and 4 respectively, have been revised in accordance with the SSAP, and a statement of recognised gains and losses, not previously required, is included on page 3. Additional disclosures as required are included in the supporting notes to the financial statements.

     SSAP 2 prescribes the classification, disclosure and accounting treatment of certain items in the profit and loss account, and specifies the accounting treatment for changes in accounting estimates, changes in accounting policies and the correction of fundamental errors. The principal impact of the SSAP on the preparation of these financial statements is that exceptional items, previously disclosed on the face of the profit and loss account, are now primarily disclosed by way of a note (note 7 to the financial statements) and are no longer specifically referred to as "exceptional".


3.   BASIS OF PRESENTATION

     These non-statutory financial statements have been prepared in accordance with Hong Kong Statements of Standard Accounting Practice, accounting principles generally accepted in Hong Kong and the disclosure requirements of the Hong Kong Companies Ordinance. They have been prepared under the historical cost convention.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1998


3.   BASIS OF PRESENTATION (continued)

     A reconciliation of the profit and loss account and certain balance sheet items between these non-statutory financial statements and the financial statements if prepared in accordance with accounting principles generally accepted in the United States of America has been set out in note 16 to the financial statements.

4.   DETAILS OF FORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Details of formation
     The Company was formed under the Laws of the People's Republic of China as a wholly-owned foreign enterprise on 23 May 1995. The tenure of the Company is for a period of fifty years and can be extended by the board of directors with the approval of the relevant authorities.

     Fixed assets and depreciation
     Fixed assets are stated at cost less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Expenditure incurred after fixed assets have been put into operation, such as repairs and maintenance, is normally charged to the profit and loss account in the period in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the fixed asset, the expenditure is capitalised as an additional cost of that asset.

     Depreciation is calculated on the straight-line basis to write off the cost of each asset (less an estimated residual value of 10% of cost) over its estimated useful life. The useful lives used for this purpose are as follows:

         Leasehold land and buildings                           30 years
         Furniture, fittings and leasehold improvements       5-10 years
         Office equipment and computers                          5 years
         Plant and machinery                                  5-10 years

     The gain or loss on disposal or retirement of a fixed asset recognised in the profit and loss account is the difference between the net sales proceeds and the carrying amount of the relevant asset.

     Goodwill
     Goodwill represents the excess of the purchase consideration paid for the branches over the fair values ascribed to the net underlying assets acquired and is amortised on the straight-line basis over five years.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1998


4.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)

     Revenue recognition
     Revenue is recognised when it is probable that the economic benefits will flow to the Company and when the revenue can be measured reliably, on the following bases:

     (a) on the sale of goods, when the significant risks and rewards of ownership have been transferred to the buyers, provided that the Company maintains neither managerial involvement to the degree usually associated with ownership, nor effective control over the goods sold;

     (b)  on the rendering of services, when the services are rendered.

     Inventories
     Inventories are stated at the lower of cost and net realisable value. Cost is determined on the weighted average basis, which approximates the first-in, first-out basis, and in the case of work in progress and finished goods, comprises direct materials, direct labour and an appropriate proportion of overheads. Net realisable value is based on estimated selling prices less any estimated costs to be incurred to completion and disposal.

     Foreign currencies
     The Company's financial records are maintained in Renminbi ("RMB") and the financial statements are stated in United States dollars.

     Foreign currency transactions are recorded at the applicable rates of exchange ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange ruling at that date. Exchange differences are dealt with in the profit and loss account.

     In the translation of the non-statutory financial statements into United States dollars, all assets and liabilities, except the equity accounts, are translated into United States dollars at the applicable rates of exchange ruling at the balance sheet date. The owner's equity is translated at historical rates. All exchange differences arising on translation, if any, are recorded in the exchange fluctuation reserve, which is shown as a component of the equity accounts.

     Related parties
     Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party, or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence. Related parties may be individuals or corporate entities.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1998


4.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)

     Cash equivalents
     For the purpose of the cash flow statement, cash equivalents represent short term highly liquid investments which are readily convertible into known amounts of cash and which were within three months of maturity when acquired, less advances from banks repayable within three months from the date of the advance. For the purpose of balance sheet classification, cash equivalents represent assets similar to cash, which are not restricted as to use.


5.   RELATED PARTY TRANSACTIONS

     A portion of the Company's business during the year is represented by transactions to which other members of the VIL group are parties and these financial statements reflect the effect of these transactions which are conducted on bases determined within the group.

     The significant transactions during the year are summarised below:


                                                                        Notes              1998                 1997
                                                                                            US$                  US$

         Sales to VIL group companies                                     (i)            38,889,470           53,286,086
         Purchases from VIL group companies                              (ii)            22,013,576           15,643,438
         Management fee received from a VIL group company               (iii)               449,888              105,216
         Sales of fixed assets to a VIL group company                    (iv)             1,101,751              834,527
                                                                                         ==========           ==========

     Notes:

          (i) The sales to VIL group companies were made at prices mutually agreed between the parties.

          (ii) The purchases from VIL group companies were made at prices mutually agreed between the parties.

         (iii) The management fee related to the provision of administrative services to a VIL group company. The management fee was mutually agreed between the parties.

          (iv) The fixed assets were disposed of at their net book value amounts.

     Balances with VIL and its subsidiaries are unsecured, interest-free and have no fixed term of repayment.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1998


6.   TURNOVER

     Turnover represents the invoiced value of goods sold, net of discounts and returns.

7.   OPERATING LOSS BEFORE TAX

     Operating loss before tax is arrived at after charging/(crediting):

                                                          1998         1997
                                                           US$          US$
                                                                    (Restated)

       Directors' remuneration:
           Fees                                                -             -
           Other emoluments                               38,536             -
       Provision for obsolete stocks                     312,150     3,039,177
       Goodwill written off                              298,074             -
       Amortisation of goodwill                          147,133       143,325
       Depreciation                                    1,484,176     1,052,589
       Auditors' remuneration                             50,121        30,000
       Staff costs                                     1,823,324     2,514,593
       Operating lease rentals on land and buildings     291,708       315,128
       Loss on disposal of fixed assets                  591,168       467,219
       Exchange gains, net                               (1,682)      (548,802)
                                                       ==========    ==========


8.   TAX

     No provision for profits tax has been made as the Company had no assessable income in any relevant jurisdiction for the year (1997: Nil).

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1998

9.   FIXED ASSETS


                                                               Furniture,       Office
                                                  Leasehold   fittings and    equipment
                                 Construction     land and     leasehold         and         Plant and
                                  in progress     buildings   improvements    computers      machinery      Sub-total       Total
                                      US$            US$           US$           US$            US$            US$           US$
         Cost:
    At 1 January 1998                125,654      2,651,649     3,677,814       407,353      7,834,481     14,571,297    14,696,951
    Additions                        192,442             --         5,857        49,683        150,836        206,376       398,818
    Disposals                             --             --            --            --     (1,059,586)    (1,059,586)   (1,059,586)
    Transferred to and from
     construction in progress       (318,096)            --       211,328            --        106,768        318,096            --
    Transferred to a VIL group
     company                              --             --            --        (4,196)    (1,484,906)    (1,489,102)   (1,489,102)
                                 ------------   ------------  ------------  ------------   ------------   ------------  ------------
    At 31 December 1998                   --      2,651,649     3,894,999       452,840      5,547,593     12,547,081    12,547,081
                                 ------------   ------------  ------------  ------------   ------------   ------------  ------------
Accumulated depreciation:
    At 1 January 1998                     --        188,828       501,850       124,213      1,055,392      1,870,283     1,870,283
    Charge for the year                   --         79,549       683,267        79,571        641,789      1,484,176     1,484,176
    Disposals                             --             --            --            --       (309,782)      (309,782)     (309,782)
    Transferred to a VIL group
     company                              --             --            --        (1,474)      (385,877)      (387,351)     (387,351)
                                 ------------   ------------  ------------  ------------   ------------   ------------  ------------
    At 31 December 1998                   --        268,377     1,185,117       202,310      1,001,522      2,657,326     2,657,326
                                 ------------   ------------  ------------  ------------   ------------   ------------  ------------
Net book value:
    At 31 December 1998                   --      2,383,272     2,709,882       250,530      4,546,071      9,889,755     9,889,755
                                 ============   ============  ============  ============   ============   ============  ============
    At 31 December 1997              125,654      2,462,821     3,175,964       283,140      6,779,089     12,701,014    12,826,668
                                 ============   ============  ============  ============   ============   ============  ============


     The land and buildings are situated in a People's Republic of China and are held under medium term leases.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1998


10.  GOODWILL
                                                                   US$

         Cost:
             At beginning of year                                 735,665
             Goodwill written off                                (298,074)
                                                                 ---------
             At 31 December 1998                                  437,591
                                                                 ---------
         Accumulated amortisation:
             At beginning of year                                 290,458
             Provided during the year                             147,133
                                                                 ---------
             At 31 December 1998                                  437,591
                                                                 ---------
         Net book value:
             At 31 December 1998                                        -
                                                                 =========
             At 31 December 1997                                  445,207
                                                                 =========


11.      INVENTORIES
                                               1998                1997
                                                US$                 US$

         Raw materials                       625,673            4,140,433
         Work in progress                     78,863            1,812,760
         Finished goods                       34,386            1,556,272
                                            ---------           ----------
                                             738,922            7,509,465
                                            =========           ==========


12.      PAID-UP CAPITAL
                                             1998                  1997
                                              US$                   US$

         Registered capital                6,000,000            6,000,000
                                           ==========           ==========
         Paid-up capital                   6,000,000            6,000,000
                                           ==========           ==========

         At 31 December 1998, the paid-up capital was validated by a PRC Certified Public Accountant.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1998


13.      RESERVES
                                                 Exchange
                              Accumulated       fluctuation
                                losses            reserve        Total
                                  US$               US$            US$

At beginning of year         (7,403,830)            66,576     (7,337,254)
Net loss for the year        (2,400,896)                --     (2,400,896)
                             ----------         ----------     ----------
                             (9,804,726)            66,576     (9,738,150)
                             ==========         ==========     ==========

14.  NOTES TO THE CASH FLOW STATEMENT

     (a)  Reconciliation   of   operating   loss   before   tax  to   net   cash
          inflow/(outflow) from operating activities:
                                                                                             1998                1997
                                                                                              US$                 US$

                Operating loss before tax                                                (2,400,896)         (3,909,629)
                Provision for obsolete stocks                                               312,150           3,039,177
                Goodwill written off                                                        298,074                   -
                Amortisation of goodwill                                                    147,133             143,325
                Depreciation                                                              1,484,176           1,052,589
                Loss on disposal of fixed assets                                            591,168             467,219
                Movement in balances with VIL and its subsidiaries                       (5,243,784)         (1,491,997)
                Decrease in inventories                                                   6,458,393             409,669
                Decrease/(increase) in deposits and other receivables                       (28,388)          2,333,883
                Decrease in amount due from a related company of VIL                              -               5,035
                Increase/(decrease) in accounts payable and accrued liabilities          (2,016,368)          2,214,297
                                                                                         -----------         -----------
                Net cash inflow/(outflow) from operating activities                        (398,342)          4,263,568
                                                                                         ===========         ===========


     (b)  Major non-cash transactions

                During the year, the Company transferred fixed assets amounting to US$1,101,751 (1997: US$834,527) to a VIL group company. The consideration was settled through intercompany current accounts.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1998


15.  COMMITMENTS


                                                                                             1998                 1997
                                                                                              US$                  US$
         Capital commitments:
             Contracted for                                                                 378,472              396,793
                                                                                           ========             ========
         Non-cancellable operating lease commitments in respect of: Land and buildings expiring:
                Within one year                                                               5,314               16,848
                In the second to fifth years, inclusive                                      13,913              291,218
                After five years                                                            317,703                1,159
             Motor vehicle expiring:
                Within one year                                                              45,452               49,034
                In the second to fifth years, inclusive                                           -               19,324
                                                                                           --------             --------
                                                                                            382,382              377,583
                                                                                           ========             ========

16.      US GAAP RECONCILIATION

         The Company's non-statutory financial statements are prepared in accordance with accounting principles generally accepted in Hong Kong ("HK GAAP"), which differ in certain significant respects from accounting principles generally accepted in the United States of America ("US GAAP"). The difference related principally to the following item and the estimated effect of the adjustment is set out below.

         Income taxes

         A reconciliation of income taxes computed at the PRC income tax rate of 15% to the effective income tax provision recorded is as follows:


                                                                                             1998                 1997
                                                                                              US$                  US$

         Income tax benefit computed at the PRC income tax rate                            (360,134)            (586,444)
         Non-deductible items                                                                91,534              533,511
         Benefits from operating losses not recorded                                        268,600               52,933
                                                                                           ---------           ----------
                                                                                                  -                    -
                                                                                           =========           ==========


IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1998


16.  US GAAP RECONCILIATION (continued)

     Significant components of the Company's deferred tax assets consist of the following:

                                                         1998          1997
                                                          HK$           HK$

         Net operating loss carried forward            321,533        52,933
         Valuation allowance                          (321,533)      (52,933)
                                                      ---------      --------
                                                             -             -
                                                      =========      ========

         Due to the Company's history of losses, the directors do not believe that sufficient objective and positive evidence currently exist to conclude that the recoverability of its net deferred tax assets is more likely than not. Consequently, valuation allowances covering 100% of its net deferred tax assets were provided for at their respective balance sheet dates.


17.  POST BALANCE SHEET DATE EVENTS

     (a) Subsequent to the balance sheet date, on 1 February 2000, the Company was acquired by International DisplayWorks (Hong Kong) Limited. Granite Bay Technologies, Inc., a company incorporated in the United States and listed on the NASDAQ, is considered by the directors to be the Company's ultimate holding company.

     (b) Subsequent to the balance sheet date, the name of the Company was changed from Vikay Science & Technology Development (Shenzhen) Co., Ltd. to IDW Technology (Shenzhen) Co., Ltd. with effective from 16 March 2000.

     (c) Subsequent to the balance sheet date, on 12 April 2001, a Deed of Novation and Mutual Release ("the Deed") has been entered into between VIL and its subsidiaries as one party and International DisplayWorks (Hong Kong) Limited and two of its fellow subsidiaries as another party. Pursuant to the Deed, all balances with VIL and its subsidiaries as recorded in the Company's books and records as at 31 July 1999 have been transferred to Glamorous Fortune Inc., the Company's fellow subsidiary. Glamorous Fortune Inc. has agreed not to demand for repayment of the payable balance until the Company has adequate financial resources to pay its liabilities as and when they fall due.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1998


18.  COMPARATIVE AMOUNTS

     As further explained in note 2 to the financial statements, due to the adoption of new SSAPs during the current year, the presentation of the profit and loss account, the balance sheet and certain supporting notes have been revised to comply with the new requirements. Accordingly, certain comparative amounts have been reclassified to conform with the current year's presentation.


19.  APPROVAL OF THE FINANCIAL STATEMENTS

     These non-statutory financial statements were approved by the board of directors on 19 April 2001.

                          Audited Financial Statements


                       IDW TECHNOLOGY (SHENZHEN) CO., LTD.
 (Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)
      (Registered in the People's Republic of China with limited liability)

                                31 December 1999













                                  ERNST & YOUNG

                                    HONG KONG

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

CONTENTS


                                                                  Pages


REPORT OF THE AUDITORS                                            F-73

AUDITED FINANCIAL STATEMENTS

    Profit and loss account                                       F-74

    Balance sheet                                                 F-75

    Cash flow statement                                           F-76

    Notes to financial statements                          F-77 - F-85

REPORT OF THE AUDITORS


To the directors
IDW Technology (Shenzhen) Co., Ltd.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.) (Registered in the People's Republic of China with limited liability)


We have audited these non-statutory financial statements on pages 2 to 13 which have been prepared in accordance with the basis of presentation as set out in note 2 to the financial statements.

Respective responsibilities of directors and auditors
The Company's directors are responsible for the preparation of financial statements which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion
We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants. An audit includes an examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Opinion
In our opinion the financial statements give a true and fair view of the state of affairs of the Company as at 31 December 1999 and of its loss and cash flows for the year then ended and have been properly prepared in accordance with the basis of presentation as set out in note 2 to the financial statements.

We draw attention to the Note 15(c) to the financial statements which describes a post balance sheet date event leading to a change in our audit opinion to the financial statements previously issued on 27 June 2000.





Hong Kong
19 April 2001

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

PROFIT AND LOSS ACCOUNT

Year ended 31 December 1999


                                                     Notes                 1999                   1998
                                                                            US$                    US$


TURNOVER                                               5               9,396,340              38,889,470
Cost of sales                                                         (8,619,747)            (38,530,456)
                                                                     ------------            ------------
Gross profit                                                             776,593                 359,014

Other income                                                             511,057                 497,757
Administrative expenses                                               (1,180,765)             (2,647,443)
Other operating expenses                                                (226,220)               (610,224)
                                                                     ------------            ------------

OPERATING LOSS BEFORE TAX                              6                (119,335)             (2,400,896)

Tax 7                                                                         --                      --
                                                                     ------------            ------------
NET LOSS FOR THE YEAR                                                   (119,335)             (2,400,896)

Accumulated losses at beginning of year               11              (9,804,726)             (7,403,830)
                                                                     ------------            ------------
ACCUMULATED LOSSES AT END OF YEAR                     11              (9,924,061)             (9,804,726)
                                                                     ============            ============



Other than the net loss for the year, the Company had no recognised gains or losses. Accordingly, a statement of recognised gains and losses is not presented in the financial statements.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

BALANCE SHEET

31 December 1999



                                                                    Notes           1999                   1998
                                                                                     US$                    US$

NON-CURRENT ASSETS
Fixed assets                                                          8            9,057,167            9,889,755

CURRENT ASSETS
Due from Vikay Industrial Limited and its subsidiaries                4           31,499,288           34,853,901
Inventories                                                           9              449,935              738,922
Accounts receivable                                                                   52,996                   --
Deposits and other receivables                                                       437,497              111,786
Cash and bank balances                                                               157,192              142,553
                                                                                 ------------         ------------
                                                                                  32,596,908           35,847,162
                                                                                 ------------         ------------
CURRENT LIABILITIES
Due to subsidiaries of Vikay Industrial Limited                       4           44,157,486           48,205,160
Accounts payable and accrued liabilities                                           1,354,074            1,269,907
                                                                                 ------------         ------------
                                                                                  45,511,560           49,475,067
                                                                                 ------------         ------------

NET CURRENT LIABILITIES                                                          (12,914,652)         (13,627,905)
                                                                                 ------------         ------------
                                                                                  (3,857,485)          (3,738,150)
                                                                                 ============         ============
DEFICIENCY IN ASSETS
Paid-up capital                                                      10            6,000,000            6,000,000
Reserves                                                             11           (9,857,485)          (9,738,150)
                                                                                 ------------         ------------
                                                                                  (3,857,485)          (3,738,150)
                                                                                 ============         ============

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

CASH FLOW STATEMENT

Year ended 31 December 1999

                                                                  Note              1999                  1998
                                                                                     US$                   US$

NET CASH INFLOW/(OUTFLOW) FROM OPERATING
    ACTIVITIES                                                    12(a)             569,851               (398,342)

INVESTING ACTIVITIES
    Purchases of fixed assets                                                      (555,212)              (398,818)
    Proceeds from disposal of fixed assets                                               --                158,636
                                                                                   ---------              ---------
Net cash outflow from investing activities                                         (555,212)              (240,182)
                                                                                   ---------              ---------

INCREASE/(DECREASE) IN CASH AND CASH
    EQUIVALENTS                                                                      14,639               (638,524)

Cash and cash equivalents at beginning of year                                      142,553                781,077
                                                                                   ---------              ---------

CASH AND CASH EQUIVALENTS AT END OF YEAR                                            157,192                142,553
                                                                                   =========              =========

ANALYSIS OF BALANCES OF CASH AND
    CASH EQUIVALENTS
       Cash and bank balances                                                       157,192                142,553
                                                                                   =========              =========



IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1999


1.   CORPORATE INFORMATION

     The registered office of Vikay Science & Technology Development (Shenzhen) Co., Ltd. is located at 102 Li Jia Road, Heng Gang, Leng Gang Zone,
     Shenzhen, China. During the year, the Company was engaged in the manufacturing and the trading of electronic components.

     During the year ended 31 December 1999, the Company was a wholly-owned subsidiary of Vikay Industrial Limited ("VIL"), a company incorporated in Singapore and listed on the Stock Exchange of Singapore Dealing and Automated Quotation System, which was the Company's ultimate holding company.

     In February 2000, the Company was acquired by International DisplayWorks (Hong Kong) Limited. Granite Bay Technologies, Inc., a company incorporated in the United States and listed on the NASDAQ, is considered by the directors to be the Company's ultimate holding company.


2.   BASIS OF PRESENTATION

     These financial statements have been prepared in accordance with Hong Kong Statements of Standard Accounting Practice, accounting principles generally accepted in Hong Kong and the disclosure requirements of the Hong Kong Companies Ordinance. They have been prepared under the historical cost convention.

     A reconciliation of the profit and loss account and certain balance sheet items between these non-statutory financial statements and the financial statements if prepared in accordance with accounting principles generally accepted in the United States of America has been set out in note 14 to the financial statements.


3.   DETAILS OF FORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Details of formation
     The Company was formed under the Laws of the People's Republic of China as a wholly-owned foreign enterprise on 23 May 1995. The tenure of the Company is for a period of fifty years and can be extended by the board of directors with the approval of the relevant authorities.

     Fixed assets and depreciation
     Fixed assets are stated at cost less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Expenditure incurred after fixed assets have been put into operation, such as repairs and maintenance, is normally charged to the profit and loss account in the period in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the fixed asset, the expenditure is capitalised as an additional cost of that asset.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1999


3.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)

     Fixed assets and depreciation (continued)
     Depreciation is calculated on the straight-line basis to write off the cost of each asset (less an estimated residual value of 10% of cost) over its estimated useful life. The useful lives used for this purpose are as follows:

         Leasehold land and buildings                              30 years
         Furniture, fittings and leasehold improvements          5-10 years
         Office equipment and computers                             5 years
         Plant and machinery                                     5-10 years

     The gain or loss on disposal or retirement of a fixed asset recognised in the profit and loss account is the difference between the net sales proceeds and the carrying amount of the relevant asset.

     Revenue recognition
     Revenue is recognised when it is probable that the economic benefits will flow to the Company and when the revenue can be measured reliably, on the following bases:

     (a) on the sale of goods, when the significant risks and rewards of ownership have been transferred to the buyers, provided that the Company maintains neither managerial involvement to the degree usually associated with ownership, nor effective control over the goods sold;

     (b)  on the rendering of services, when the services are rendered.

     Inventories
     Inventories are stated at the lower of cost and net realisable value. Cost is determined on the weighted average basis, which approximates the first-in, first-out basis, and in the case of work in progress and finished goods, comprises direct materials, direct labour and an appropriate proportion of overheads. Net realisable value is based on estimated selling prices less any estimated costs to be incurred to completion and disposal.

     Foreign currencies
     The Company's financial records are maintained in Renminbi ("RMB") and the financial statements are stated in United States dollars.

     Foreign currency transactions are recorded at the applicable rates of exchange ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange ruling at that date. Exchange differences are dealt with in the profit and loss account.

     In the translation of the non-statutory financial statements into United States dollars, all assets and liabilities, except the equity accounts, are translated into United States dollars at the applicable rates of exchange ruling at the balance sheet date. The owner's equity is translated at historical rates. All exchange differences arising on translation, if any, are recorded in the exchange fluctuation reserve, which is shown as a component of the equity accounts.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1999


3.   DETAILS  OF  FORMATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (continued)

     Related parties
     Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party, or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence. Related parties may be individuals or corporate entities.

     Cash equivalents
     For the purpose of the cash flow statement, cash equivalents represent short term highly liquid investments which are readily convertible into known amounts of cash and which were within three months of maturity when acquired, less advances from banks repayable within three months from the date of the advance. For the purpose of balance sheet classification, cash equivalents represent assets similar to cash, which are not restricted as to use.


4.   RELATED PARTY TRANSACTIONS

     A portion of the Company's business during the year was represented by transactions to which other members of the VIL group are parties and these financial statements reflect the effect of these transactions which were conducted on bases determined within the group.

         The significant transactions during the year are summarised below:

                                                                 Notes               1999                 1998
                                                                                      US$                  US$

         Sales to VIL group companies                              (i)             9,396,340           38,889,470
         Purchases from VIL group companies                       (ii)             3,856,691           22,013,576
         Management fee received from a VIL group company        (iii)               511,057              449,888
         Sales of fixed assets to a VIL group company             (iv)                     -            1,101,751
                                                                                  ==========           ==========

     Notes:

      (i) The sales to VIL group companies were made at prices mutually agreed between the parties.

     (ii) The purchases from VIL group companies were made at prices mutually agreed between the parties.

    (iii) The  management  fee  related  to  the  provision  of   administrative
          services to a VIL group company. The management fee was mutually agreed between the parties.

     (iv) The fixed assets were disposed of at their net book value amounts.

     Balances with VIL and its subsidiaries are unsecured, interest-free and have no fixed term of repayment.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1999


5.   TURNOVER

     Turnover represents the invoiced value of goods sold, net of discounts and returns.


6.   OPERATING LOSS BEFORE TAX

     Operating loss before tax is arrived at after charging/(crediting):


                                                                          1999                 1998
                                                                           US$                  US$

         Directors' remuneration:
             Fees                                                               -                    -
             Other emoluments                                             187,192               38,536
         Provision for obsolete stocks                                    226,220              312,150
         Goodwill written off                                                   -              298,074
         Amortisation of goodwill                                               -              147,133
         Depreciation                                                   1,387,800            1,484,176
         Auditors' remuneration                                            50,676               50,121
         Staff costs                                                    1,052,227            1,823,324
         Operating lease rentals on land and buildings                    116,571              291,708
         Loss on disposal of fixed assets                                       -              591,168
         Exchange gains, net                                               59,239               (1,682)
                                                                        ==========           ==========


7.   TAX

     The PRC corporate income tax is provided on the estimated assessable profits generated during the year at a rate of 15%. In accordance with the relevant tax rules and regulations in the PRC, the Company is entitled to an income tax exemption for two years starting from the first profitable year, followed by a 50% reduction in tax rate for the next three years. The Company did not generate any profits during the year and, accordingly, no PRC income tax was accrued as at 31 December 1999 (1998: Nil).

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1999


8.   FIXED ASSETS


                                                                  Furniture,      Office
                                                     Leasehold   fittings and    equipment
                                     Construction     land and      leasehold        and      Plant and
                                     in progress     buildings   improvements    computers   machinery      Sub-total       Total
                                          US$           US$          US$            US$         US$            US$           US$

Cost:
    At 1 January 1999                         --     2,651,649     3,894,999       452,840     5,547,593    12,547,081    12,547,081
    Additions                             16,881       386,664        74,861        16,699        60,107       538,331       555,212
                                      ----------    ----------    ----------    ----------    ----------    ----------    ----------
    At 31 December 1999                   16,881     3,038,313     3,969,860       469,539     5,607,700    13,085,412    13,102,293
                                      ----------    ----------    ----------    ----------    ----------    ----------    ----------
Accumulated depreciation:
    At 1 January 1999                         --       268,377     1,185,117       202,310     1,001,522     2,657,326     2,657,326
    Charge for the year                       --        94,979       695,260        76,868       520,693     1,387,800     1,387,800
                                      ----------    ----------    ----------    ----------    ----------    ----------    ----------
    At 31 December 1999                       --       363,356     1,880,377       279,178     1,522,215     4,045,126     4,045,126
                                      ----------    ----------    ----------    ----------    ----------    ----------    ----------
Net book value:
    At 31 December 1999                   16,881     2,674,957     2,089,483       190,361     4,085,485     9,040,286     9,057,167
                                      ==========    ==========    ==========    ==========    ==========    ==========    ==========
    At 31 December 1998                       --     2,383,272     2,709,882       250,530     4,546,071     9,889,755     9,889,755
                                      ==========    ==========    ==========    ==========    ==========    ==========    ==========



     The land and buildings are situated in the People's Republic of China and are held under medium term leases.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1999


9.   INVENTORIES

                                                    1999                 1998
                                                     US$                  US$

         Raw materials                            382,541              625,673
         Work in progress                          44,317               78,863
         Finished goods                            23,077               34,386
                                                 --------             --------
                                                  449,935              738,922
                                                 ========             ========


10.  PAID-UP CAPITAL

                                                    1999                 1998
                                                     US$                  US$

         Registered capital                     6,000,000            6,000,000
                                                =========            =========
         Paid-up capital                        6,000,000            6,000,000
                                                =========            =========


11.  RESERVES

                                                       Exchange
                                   Accumulated       fluctuation
                                     losses            reserve          Total
                                       US$               US$             US$

     At beginning of year          (9,804,726)          66,576      (9,738,150)
     Net loss for the year           (119,335)               -        (119,335)
                                   -----------        --------      -----------
                                   (9,924,061)          66,576      (9,857,485)
                                   ===========        ========      ===========

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1999


12.  NOTES TO THE CASH FLOW STATEMENT

     (a)  Reconciliation   of   operating   loss   before   tax  to   net   cash
          inflow/(outflow) from operating activities


                                                                                         1999          1998
                                                                                          US$           US$

                Operating loss before tax                                              (119,335)   (2,400,896)
                Provision for obsolete stocks                                           226,220       312,150
                Goodwill written off                                                         --       298,074
                Amortisation of goodwill                                                     --       147,133
                Depreciation                                                          1,387,800     1,484,176
                Loss on disposal of fixed assets                                             --       591,168
                Movement in balances with VIL and its subsidiaries                     (693,061)   (5,243,784)
                Decrease in inventories                                                  62,767     6,458,393
                Increase in accounts receivable                                         (52,996)           --
                Increase in deposits and other receivables                             (325,711)      (28,388)
                Increase/(decrease) in accounts payable and accrued liabilities          84,167    (2,016,368)
                                                                                     -----------   -----------
                Net cash inflow/(outflow) from operating activities                     569,851      (398,342)
                                                                                     ===========   ===========

     (b)  Major non-cash transactions

                In the prior year, the Company transferred fixed assets amounting to US$1,101,751 to a VIL group company. The consideration was settled through intercompany current accounts


13.  COMMITMENTS
                                                                                           1999        1998
                                                                                            US$         US$
         Capital commitments:
             Contracted for                                                                  --       378,472
                                                                                     ===========   ===========
         Non-cancellable operating lease commitments in respect of: Land and buildings expiring:
                Within one year                                                           8,357         5,314
                In the second to fifth years, inclusive                                  27,681        13,913
                After five years                                                        233,757       317,703
             Motor vehicles expiring within one year                                     12,862        45,452
                                                                                     -----------   -----------
                                                                                        282,657       382,382
                                                                                     ===========   ===========

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1999


14.  US GAAP RECONCILIATION

     The Company's non-statutory financial statements are prepared in accordance with accounting principles generally accepted in Hong Kong ("HK GAAP"), which differ in certain significant respects from accounting principles generally accepted in the United States of America ("US GAAP"). The difference related principally to the following item and the estimated effect of the adjustment is set out below.

     Income taxes

     A reconciliation of income taxes computed at the PRC income tax rate of 15% to the effective income tax provision recorded is as follows:


                                                                                             1999                 1998
                                                                                              US$                  US$

         Income tax benefit computed at the PRC income tax rate                             (17,900)            (360,134)
         Non-deductible items                                                                33,933               91,534
         Benefits from operating losses not recorded                                              -              268,600
         Offsetting against net operating loss brought forward                              (16,033)                   -
                                                                                           ---------            ---------
                                                                                                  -                    -
                                                                                           =========            =========

     Significant components of the Company's deferred tax assets consist of the following:

                                                                                             1999                  1998
                                                                                              HK$                   HK$

         Net operating loss carried forward                                                 305,500              321,533
         Valuation allowance                                                               (305,500)            (321,533)
                                                                                           ---------            ---------
         Net deferred taxes                                                                       -                    -
                                                                                           =========            =========

         Due to the Company's history of losses, the directors do not believe that sufficient objective and positive evidence currently exist to conclude that the recoverability of its net deferred tax assets is more likely than not. Consequently, valuation allowances covering 100% of its net deferred tax assets were not provided for at their respective balance sheet dates.

IDW TECHNOLOGY (SHENZHEN) CO., LTD.
(Formerly known as Vikay Science & Technology Development (Shenzhen) Co., Ltd.)

NOTES TO FINANCIAL STATEMENTS

31 December 1999


15.  POST BALANCE SHEET EVENTS

     (a) Subsequent to the balance sheet date, on 1 February 2000, the Company was acquired by International DisplayWorks (Hong Kong) Limited. Granite Bay Technologies, Inc., a company incorporated in the United States and listed on the NASDAQ, is considered by the directors to be the Company's ultimate holding company.

     (b) Subsequent to the balance sheet date, the name of the Company was changed from Vikay Science & Technology Development (Shenzhen) Co., Ltd. to IDW Technology (Shenzhen) Co., Ltd. with effective from 16 March 2000.

     (c) Subsequent to the balance sheet date, on 12 April 2001, a Deed of Novation and Mutual Release ("the Deed") has been entered into between VIL and its subsidiaries as one party and International DisplayWorks (Hong Kong) Limited and two of its fellow subsidiaries as another party. Pursuant to the Deed, all balances with VIL and its subsidiaries as recorded in the Company's books and records as at 31 July 1999 have been transferred to Glamorous Fortune Inc., the Company's fellow subsidiary. Glamorous Fortune Inc. has agreed not to demand for repayment of the payable balance until the Company has adequate financial resources to pay its liabilities as and when they fall due.


16.  APPROVAL OF THE FINANCIAL STATEMENTS

     These non-statutory financial statements were approved by the board of directors on 19 April 2001.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     The unaudited pro forma condensed combined financial information for Granite Bay Technologies, Inc. and Subsidiaries (the "Company") set forth on the following pages gives effect to the acquisition by the Company of Vikay Science & Technology Development (Shenzhen) Co., Ltd. and MULCD Microelectronics (Shenzen) Co., Ltd. (collectively the "PRC Companies"). The historical financial information set forth in the unaudited pro forma condensed combined financial information has been derived from, and is qualified by reference to, the financial statements of the Company and the PRC Companies for the year ended December 31, 1999, and should be read in conjunction with those financial statements and the notes thereto. The unaudited pro forma condensed combined financial information presents the combined results of operations of the companies for the year ended January 1, 2000, giving effect to the Company's acquisition of the PRC Companies as if such acquisition had been consummated January 2, 1999, using the purchase method of accounting. The information should be read in conjunction with the Company's reports and "Management's Discussion and Analysis of Financial Condition and Results of Operations." The unaudited pro forma condensed combined financial information does not purport to represent what the consolidated results of operations or financial condition of the Company would actually have been if the PRC Companies acquisition had in fact occurred on January 2, 1999, nor does it purport to be indicative of the consolidated results of operations or financial condition of the Company that may be achieved in the future.

                 GRANITE BAY TECHNOLOGIES INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999


                                              GRANITE BAY
                                              TECHNOLOGIES        MULCD         VKSTD                                   Consolidated
                                                  1999            1999          1999          Proforma Adjustments          1999

                                     ASSETS
Current Assets:
     Cash and cash equivalents                 $  1,921,950  $     24,642    $    157,192                              $  2,103,784
     Receivable from related companies                   --     3,795,456      31,499,288              (3)  35,294,744           --
     Accounts receivable, less allowance for
      uncollectible accounts                             --        96,527          52,996                                   149,523
     Inventories                                         --       824,611         449,935                                 1,274,546
     Prepaid expense                                128,000            --              --                                   128,000
     Refundable income taxes                         54,000            --              --                                    54,000
     Deposits and other receivables                      --            --         437,497                                   437,497
     Other current assets                                --            --              --   2,500,000  (4)                2,500,000
     Net current assets of discontinued
      operations                                  2,332,000            --              --                                 2,332,000
                                               ------------- -------------   -------------                             ------------
        Total current assets                      4,435,950     4,741,236      32,596,908                                 8,979,350
Equipment and fixtures, net                       3,098,757     8,603,159       9,057,167              (3)   9,277,057   11,482,026
Other assets:
     Investments                                  1,000,000            --              --                                 1,000,000
     Investments - IDWT / MULCD                          --            --              --   7,303,524  (4)                       --
                                                                                                       (5)   7,303,524
     Goodwill, net                                       --            --              --     340,000  (1)                  315,714
                                                                                                       (2)      24,286
    Net non-current assets of discontinued
     operations                                      72,000            --              --                                    72,000
     Other assets, net                            1,000,000            --              --              (4)   1,000,000           --
                                              ------------- -------------   -------------                              ------------
        Total other assets                        2,072,000            --              --                                 1,387,714
                                              ------------- -------------   -------------                              ------------
          Total assets                         $  9,606,707  $ 13,344,395    $ 41,654,075                              $ 21,849,090
                                              ============= =============   =============                              ============

  LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
     Accounts payable                          $  2,812,000  $  1,620,080    $  1,354,074                              $  5,786,154
     Accrued liabilities                            502,000            --              --                                   502,000
     Accrued interest note payable                       --            --              --              (8)     148,531      148,531
     Due to related party                           200,000     9,113,714      44,157,486  53,271,200  (3)                  200,000
     Note payable PRC Companies                          --            --              --              (4)   8,803,524    4,975,524
                                                                                            3,828,000  (8)
     Current portion of long term debt              675,000            --              --                                   675,000
                                              ------------- -------------   -------------                              ------------
        Total current liabilities                 4,189,000    10,733,794      45,511,560                                12,287,209
Commitments and Contingencies
Shareholders' Equity
     Preferred stock                                     --            --              --                                        --

     Common stock                              $ 28,866,000  $  8,100,000    $  6,000,000   1,000,000  (1)   1,340,000 $ 33,034,000
                                                                                            6,796,476  (3)
                                                                                            7,303,524  (5)
                                                                                                       (8)   3,828,000
     Accumulated deficit                        (23,436,293)   (5,489,399)     (9,857,485)                          --  (23,460,119)
                                                                                               24,286  (2)
                                                                                                       (3)  15,495,875
                                                                                              148,531  (8)
     Cumulative translation adjustment              (12,000)                                                                (12,000)
                                              ------------- -------------   -------------                              ------------
        Total Shareholders' Equity (Deficit)      5,417,707     2,610,601      (3,857,485)                                9,561,881
                                              ------------- -------------   -------------                              ------------
          Total Liabilities and Shareholders'
           Equity (Deficit)                    $  9,606,707  $ 13,344,395    $ 41,654,075                              $ 21,849,090
                                               ============= =============   =============                              ============
                                               $         --  $         --    $         --  82,515,541       82,515,541 $         --




                 GRANITE BAY TECHNOLOGIES INC. AND SUBSIDIARIES
                UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                           GRANITE BAY
                           TECHNOLOGIES       MULCD          VKSTD         Total        Proforma Adjustments           Consolidated
                               1999           1999           1999          1999                                              1999

Revenues                  $         --    $ 12,895,220  $  9,907,397  $ 22,802,617 $    511,057         (6)            $ 18,434,869
                                                                                      3,856,691         (7)

Cost of goods sold                  --      10,579,650     8,619,747    19,199,397                      (7) 3,856,691    15,342,706
                          --------------  -------------  ------------ -------------                                     -----------
Gross profit                        --       2,315,570     1,287,650     3,603,220                                        3,092,163

Operating expenses             560,293       2,047,244     1,406,985     4,014,522                      (6)   511,057     3,651,996
                                                                                        148,531         (8)
Amortization of goodwill            --              --            --            --       24,286         (2)                  24,286

Loss from discontinued
 operations                  3,276,000              --            --     3,276,000           --         --         --     3,276,000
                          --------------  -------------  ------------ -------------                                     -----------
Net income (loss)         $ (3,836,293)   $    268,326  $   (119,335) $ (3,687,302)          --         --         --  $ (3,860,119)
                          ==============  =============  ============ =============                                    ============

                                                                                       Historical       Pro forma
Net loss per share - continuing operations

                               Basic                                                    $ (0.09)        $ (0.04)
                                                                                        =========       ========
                               Diluted                                                  $ (0.09)        $ (0.04)
                                                                                        =========       ========

Net income (loss) per share - discontinued operations

                               Basic                                                    $ (0.51)        $ (0.22)
                                                                                        =========       ========
                               Diluted                                                  $ (0.51)        $ (0.22)
                                                                                        =========       ========

Net income (loss) per share:

                               Basic                                                    $ (0.61)        $ (0.26)
                                                                                        =========       ========
                               Diluted                                                  $ (0.61)        $ (0.26)
                                                                                        =========       ========

Weighted average number of shares used in computing per share amounts:

                               Basic                                                   6,377,556      14,857,556
                                                                                       =========      ==========
                               Diluted                                                 6,377,556      14,857,556
                                                                                       =========      ==========

                 GRANITE BAY TECHNOLOGIES INC. AND SUBSIDIARIES
                              PRO FORMA ADJUSTMENTS

                                                     Debit          Credit

(1)    Goodwill                                     340,000
       Capital Stock                                                1,340,000
       Equity - IDW USA                           1,000,000



(2)    Amortization Expense (RE)                     24,286
       Goodwill                                                        24,286
       Record Goodwill Amortization for
        12 months ended  12/31/99 @ 14 year
        Amortization period

(3)    Note payable related company              53,271,200
       Capital Stock - VKSTD                      2,888,699
            Capital Stock - MULCD                 3,907,777
            Receivable from Holding Company                        35,294,744
            Receivable from related company                                 -
            Retained Earnings - VKSTD                               9,738,150
            Retained Earnings - MULCD                               5,757,725
            Fixed Asset Revaluation - VKSTD                         5,023,962
            Fixed Asset Revaluation - MULCD                         4,253,095
            To Close Intercompany obligations,
            eliminate RE before acqusition,
            Record Negative Goodwill on acqustion

(4)    Accounts Receivable - JM                   2,500,000
       Investment in IDW PRC Co's.                7,303,524
       Deposits                                                     1,000,000
       Note Payable - JM                                            8,803,524
       To Record Note to JM for purchase

(5)    Capial Stock - PRC Companies               7,303,524
       Investment in PRC Companies                                  7,303,524
       To Eliminate equity / Inv. Accts.

(6)    Revenue - VKSTD                              511,057
       Operating Expense - MULCD                                      511,057
       To eliminate Mgmt Fee to MULCD

(7)    Sales - MULCD                              3,856,691
       Cost of Goods - VKSTD                                        3,856,691
       Eliminated Interco Sales

(8)    Note Payable - JM                          3,828,000
       Capital Stock (5.8M Shares)                                  3,828,000
       To record sale of stock for
        acqusition of PRC Companies

(9)    Interest Expense                             148,531
       Note Payable - JM                                              148,531
       Accrue Interest for 12 Months @ 6%

                                                 86,883,289        86,883,289



Accumulated Deficit                                                     Capital Stock
Morrow 12/31/99               $ 23,250,000
                                                       Balance 12/31/99            $27,866,000
IDW 12/31/99                       186,293
                                                       Shares Issued for IDW         1,340,000
MULCD                             (268,326)
                                                       Capital Raised                3,828,000
VKSTD                              119,335
                                                                                   ------------
                                                       Adjusted Balance             33,034,000
                                                                                   ============
Interest                           148,531
                                                       Balance Sheet                33,034,000
                                                                                   ============
Amortization                        24,286
                              -------------
Accumulated Deficit             23,460,119
                              =============
Balance Sheet                   23,460,119
                              =============



(2,680,000 @ $.50)

                        NOTES TO THE UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL INFORMATION

In January 2000, the Company acquired certain assets of the PRC Companies for approximately $9.8 million. The acquisition has been accounted for using the purchase method of accounting. The operations of the PRC Companies are included in the historical consolidated financial statements of the Company from the date of acquisition. In addition, in January 2000, the Company acquired all of the outstanding shares of International Display Works (IDW) in exchange for 2,680,000 shares of the Company's common stock. Due to immateriality, IDW's financial position and results of operations have been combined with the Company's finanical position and results of operations in the unaudited pro forma condensed combined financial statements (pro formas).

Adjustments to unaudited pro forma condensed combined financial statements have been made to present the acquisitions described above as if they had occurred on January 2, 1999. The Company consummated the sale of 5,800,000 shares of its common stock for $3,828,000 subsequent to January 1, 2000, to finance the acquisition of the PRC Companies. The sale of stock has been recorded in the pro formas as if the sale occurred in the first quarter of the 1999 fiscal year and the proceeds used to reduce the note payable for the purchase of the PRC Companies. The note payable has been further reduced by a $1,000,000 deposit on the acquisition reflected in the Company's financial statements as "Other assets". Interest expense on the balance of the note payable has been reflected in the pro forma results of operations. In addition, the pro formas reflect the accrual of approximately $2,700,000 in accounts receivable due to the Company upon final payment on the note payable. The accrual represents the managements estimates of collections of the PRC Companies accounts receivable held by the Judicial Manager until the final payment on the purchase has been received.

All inter-company transactions between the respective PRC Companies during the year have been eliminated. Further, the assets and liabilities of the PRC Companies which were not acquired by the Company (consisting of amounts due from and due to entities related to the PRC Companies) were eliminated as were the respective common stock and accumulated deficit accounts of each PRC Company. The excess of the net book value of the PRC Companies assets acquired over the purchase price paid has been applied to reduce the book value of the plant and equipment accounts.

The acquisition of IDW's common stock, for pro forma purposes, has been recorded as if the transaction occurred on January 2, 1999. Goodwill of $340,000 reflects the excess of the fair market value of the Company's common stock exchanged over the net book value of the IDW assets acquired, net of amortization.